AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 26, 2013

INVESTMENT COMPANY ACT FILE NO. 811-22872

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐

Steben Select Multi-Strategy Master Fund

(Exact name of Registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (240) 631-7600

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

George J. Zornada

K&L Gates LLP

One Lincoln Street

Boston, Massachusetts 02111

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (“1940 Act”). However, securities issued by the Registrant have not been and are not being registered under the Securities Act of 1933, as amended (“Securities Act”). The Registrant intends that such securities will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act and the regulations thereunder. Investments in the Registrant’s securities may be made only by U.S. and foreign investment companies or other investment vehicles that are “accredited investors” within the meaning of Regulation D under the Securities Act or that the Registrant determines are eligible to invest in accordance with Regulation D under the Securities Act. The Registrant may decline to accept any investment in its discretion. This Registration Statement does not by itself constitute an offer to sell, or the solicitation of an offer to buy, any securities of or other interest in the Registrant.

STEBEN SELECT MULTI-STRATEGY MASTER FUND

CROSS REFERENCE SHEET
PARTS A AND B

ITEM NUMBER	CAPTION	LOCATION IN REGISTRATION STATEMENT

1.	Outside Front Cover	Not Applicable
2.	Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page
3.	Fee Table and Synopsis	Fee Table and Synopsis
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Not Applicable
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Not Applicable
8.	General Description of the Registrant	General Description of the Registrant
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Defaults and Arrears on Senior Securities
12.	Legal Proceedings	Legal Proceedings
13.	Table of Contents of the Statement of Additional Information (“SAI”)	Table of Contents of the Statement of Additional Information (“SAI”)
14.	Cover Page of SAI	Cover Page of SAI
15.	Table of Contents of SAI	Table of Contents of SAI
16.	General Information and History	General Information and History
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Investment Advisory and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements

PART C

The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3. FEE TABLE.

This table describes the approximate fees and expenses that you will pay if you buy and hold shares in the Steben Select Multi-Strategy Master Fund (the “Master Fund”).

Annual Expenses (as a percentage of average net assets of the Master Fund):

Annual Expenses (as a percentage of net assets of the Master Fund):
Management Fee	1.25%
Other Expenses(1)(2)	0.15%
Acquired Fund Fees and Expenses(3)	6.83%

Total Annual Expenses	8.23%

(1)	“Other Expenses” are estimated based on Master Fund net assets of $100 million and anticipated expenses for the first year of the Master Fund’s operations and includes professional fees and other expenses, including, without limitation, offering costs, administration fees, transfer agency fees, custody fees, trustee fees, insurance costs, financing costs (resulting from credit facilities used in a bridge financing capacity and not to leverage investments) and other expenses that the Master Fund will bear.

(2)	Pursuant to an Operating Services Agreement with the Master Fund, the Investment Manager has contractually agreed to pay all of the Master Fund’s ordinary expenses including the Master Fund’s organizational and offering expenses but not the following Master Fund expenses: the Management Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, Portfolio Fund and Portfolio Fund Manager fees and expenses, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business. This Operating Services Agreement may be terminated at any time upon 60 days notice by the Board of the Investment Manager. Other Expenses include operating expenses for the Master Fund (including professional fees, transfer agency fees, offering costs and other operating expenses).

(3)	Includes estimated fees and expenses of the Portfolio Funds in which the Master Fund intends to invest based upon estimated net assets of the Master Fund of $100 million. Some or all of the Portfolio Funds in which the Master Fund intends to invest charge incentive fees or allocations based on the Portfolio Funds’ earnings. The Portfolio Funds in which the Master Fund intends to invest generally charge between 20% and 30% of net profits as an incentive fee or allocation. The fees and expenses in the table above were estimated by incorporating actual historical management fees and fund expenses and by applying actual incentive fee rates to the realized fund performance as included in the audited financial statements for the most recent fiscal year for each of the Portfolio Funds in which the Master Fund intends to invest. Actual amounts incurred by the Master Fund may be substantially higher or lower because the performance of the Portfolio Funds may fluctuate and the Master Fund may invest in different Portfolio Funds from time to time.

The purpose of the table below is to assist an investor in understanding the various costs and expenses that an investor in the Master Fund will bear directly or indirectly. The example is based on the fees and expenses as set forth in the table above, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Master Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment advisory fee paid by the Master Fund.

Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment in the Master Fund, assuming a 5% annual return:	$ 81	$ 235	$ 380	$ 702

ITEM 8. GENERAL DESCRIPTION OF THE REGISTRANT.

The Master Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund is a statutory trust formed under the laws of the State of Delaware on June 24, 2013.

Shares in the Master Fund (“Shares”) are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under the Securities Act. Investments in the Master Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that persons who are “accredited investors,” as defined in Regulation D under the Securities Act. The Registrant may decline to accept any investment in its discretion. This Registration Statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

INVESTMENT OBJECTIVE

The Master Fund’s investment objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. There can be no assurance that the Master Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Master Fund is not intended as a complete investment program for investors.

The Master Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of Shareholders. Except as otherwise stated in this Registration Statement, the Master Fund’s investment policies, strategies and restrictions are not fundamental and may be changed by the board of trustees of the Master Fund (the “Board”) without the approval of the Shareholders.

INVESTMENT PROGRAM

The Master Fund is a “fund-of-funds” and seeks to achieve its investment objective primarily by allocating its assets among investment partnerships, managed funds, securities, swaps and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as “hedge funds” (collectively, “Portfolio Funds”) that are managed by third-party investment managers (“Portfolio Fund Managers”) that employ a variety of alternative investment strategies (“Portfolio Fund Strategies” or “Strategies”). In structuring a portfolio that is comprised of a number of Portfolio Funds, Steben & Co., Inc. (the “Investment Manager”) seeks to achieve the desired returns with lower volatility than likely would be achieved by investing with a single Portfolio Fund. It is expected that Portfolio Funds in which the Master Fund will invest have the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets.

Initially, the Master Fund is expected to invest in Portfolio Funds pursuing the following Portfolio Fund Strategies: (i) long/short equity, (ii) quantitative equity market neutral, (iii) global macro, and (iv) fixed income relative value. The Master Fund may also invest in Multi-Strategy Portfolio Funds, which pursue two or more Strategies, including those listed above as well as others. The Investment Manager generally expects to allocate the Master Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across various Portfolio Fund Strategies, but may concentrate the Master Fund’s investments in particular strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. The Investment Manager will seek to manage the Master Fund so that its long-term volatility is not significantly higher than that of the broad equity markets.

Many Portfolio Funds will have exposure to more than one Portfolio Fund Strategy or may have characteristics of more than one Portfolio Fund Strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund Strategies in reports compiled by the Investment Manager. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Investment Manager in its sole discretion.

Portfolio Fund Strategies

Long/Short Equity. Portfolio Funds employing a long/short equity strategy seek to profit from stock selection, based primarily on fundamental or quantitative company analysis. Such Portfolio Fund Managers buy stocks they believe to be underpriced in the expectation that they will increase in value (called “going long”) and sell short stocks they believe to be overpriced in the expectation that they will decrease in value (called “going short”). A Portfolio Fund’s net market exposure (that is the value of the allocation to long positions minus that to short positions) may be net long (with a larger allocation to long than short positions), balanced or net short. Portfolio Fund Managers have the flexibility to set and adjust this net market exposure based on their preferred investment style, their bullishness or bearishness on the broad direction of equity indices, as well as the attractiveness of investment opportunity set. It is common for long/short equity portfolios to be net long much of the time, but the size of this net long exposure will typically be lower than that of a traditional long-only equity fund. In cases where a Portfolio Fund Manager has a high degree of conviction in a long or short position, the Portfolio Fund’s allocation to that stock may be more concentrated than is typical in a traditional long-only equity fund. Portfolio Funds may have a broad global mandate (including developed and emerging markets), or they may specialize in stocks in a particular geographic area, industry, or market capitalization segment. Portfolio Fund Managers can use leverage to amplify potential gains and losses.

Long/short equity Portfolio Fund Managers select stocks based on a research process that typically includes a bottom-up examination of the factors affecting individual companies, as well as a top-down analysis of the macroeconomic trends affecting a market or industry. Portfolio Fund Managers make use of publicly available company and industry data, broker research, company visits, industry conferences, third-party consultants, and their own expert knowledge in making investment decisions. Fundamental changes at companies and equity market inefficiencies can create mispricing, which a Portfolio Fund Manager may exploit by buying undervalued companies and selling short overvalued ones, with the goal of capturing excess returns as any perceived mispricing narrows. In addition to going long or short equities, Portfolio Fund Managers can use equity derivatives, such as options and swaps, to implement their investment views. Some long or short positions function as hedges to reduce market risk or other types of risk in the overall Portfolio Fund. For example, short positions in equity index exchange traded funds or index futures, as well as purchases of index put options, may be used as hedges to reduce the net market exposure of a Portfolio Fund.

Equity Market-Neutral. Equity market-neutral strategies seek to profit from forecasting the relative performance of individual stocks against other comparable peer stocks, while taking little net market exposure. Portfolio Fund Managers typically use sophisticated quantitative trading models to implement their strategies. They buy stocks that their models forecast will outperform peer stocks and sell short those that are expected to underperform. The accuracy of these model forecasts for any single given stock tends to be low, so Portfolio Fund Managers generally build diversified portfolios of hundreds of stocks or more in an attempt to improve the aggregate predictive success of the strategy. Portfolio Funds are constructed to be close to market-neutral either on a dollar basis (meaning the total value of long positions is roughly equal to the short positions) or on a beta basis (meaning the sensitivity of the long positions to a move in the broad stock index is roughly equal in size to the sensitivity of the short positions). This means that relative price movements among stocks, rather than movements in the broad stock market index, will usually drive strategy returns. Portfolio Fund Managers also may choose to balance evenly their long and short portfolio exposure to other risk or style factors such as market capitalization, geography and sector exposure. Significant leverage may be applied to increase potential gains and losses.

There are two main types of equity market neutral strategy, which are differentiated by the inputs used in their relative return forecasting models and by the average holding period of positions.

(i)	Factor-based equity market-neutral strategies use both fundamental and price-based data in their relative return forecasts. Predictive factors may include valuation ratios, earnings surprises, earnings momentum, price momentum, as well as other variables, which are often proprietary to the manager. The average holding period for long and short positions typically will range from a week to a year. Portfolio Fund Managers put effort into researching new predictive variables as well as monitoring existing ones for potential removal if their forecasting power degrades.
(ii)	Statistical arbitrage strategies use primarily short term price-based data in their relative return forecasts. Often these predictive models are based on short-term mean reversion, as well as other price patterns. With a mean reversion system, as an example, a Portfolio Fund Manager would buy stocks that have recently underperformed their peers and sell short stocks which have recently outperformed peers, on the thesis that this relative outperformance or underperformance is temporary, driven by over-reaction to news or by one or more large investors in the market swaying prices with their large buy or sell orders. The expectation in this case is that stock prices would soon revert to their equilibrium levels relative to peer stocks. The holding period on these trades is typically one week or less, and in some cases positions may be held less than a day.

Global Macro. Global macro strategies seek to generate returns by identifying mispriced assets around the world, using macroeconomic analysis. These Portfolio Funds have a broad authority to invest long or short across geographies, including both developed and emerging markets, as well as across asset classes, including equities, fixed-income, credit, currencies, physical commodities and derivatives of all of these. Some Portfolio Fund Managers may however choose to participate in only a subset of these markets based on their experience and expertise. Portfolio Fund Managers may analyze economic data, fiscal and monetary policy, asset valuations, price trends and other factors in determining their investment view. Portfolio Fund positions can be “directional” or “relative value”. Directional trades involve long or short positions that seek to participate in the absolute rise or fall in prices of individual markets. For example, a short position in gold futures would profit from an absolute decline in gold prices. In contrast, a relative value trade seeks to participate in the relative outperformance of one asset against another through a long position in one asset paired against a short position in another. For example, a long position in 10-Year US Treasury Notes and a short position in 10-Year Japanese Government Bonds would profit from the relative outperformance of US against Japanese bonds. Global macro strategies may use significant leverage, especially in relative value positions. Such leverage may not be financial leverage involving borrowed money, but rather may be economic leverage that is implicit in derivative instruments.

There are two broad types of global macro strategies, discretionary and systematic.

(i)	Discretionary global macro strategies involve Portfolio Fund Managers making subjective decisions to allocate capital to the most attractive long or short investment opportunities around the world, based on their interpretation of macroeconomic data. Portfolio Funds could have a single key investment person who manages the whole portfolio or they could be structured to have multiple investment personnel each managing a portion of the Portfolio Fund and each focusing on a region or asset class in which they have expertise. Discretionary global macro strategies typically make heavy use of derivatives such as options to help manage their risk and return profile. Discretionary global macro portfolios may occasionally be concentrated in a small number of investment themes.
(ii)	Systematic global macro strategies use sophisticated quantitative models to forecast the absolute or relative performance of global markets. Inputs into these models may include fundamental economic data or technical price signals. Trading is typically diversified across many countries and multiple asset classes. These strategies may generate directional or relative value trades.

Fixed-Income Relative Value. These strategies attempt to take advantage of pricing inefficiencies between similar or related fixed-income instruments. To execute this strategy, a Portfolio Fund Manager typically will invest in undervalued or higher yielding fixed-income instruments, while seeking to hedge some types of risk, such as interest rate risk, with offsetting short positions in lower yielding, fairly valued or overvalued instruments with similar characteristics. Mispricing in related fixed-income instruments can arise for microeconomic reasons, such as an imbalance in supply and demand for certain issues, or for macroeconomic reasons, such as central bank policy. The Portfolio Fund has the potential to profit from a positive yield differential between a long position and its short hedge, as well as from any favorable price appreciation of the undervalued long position relative to the short position. The universe of fixed-income instruments is broad, including US and foreign sovereign debt securities, mortgage-backed securities, asset-backed securities, corporate credit as well as related derivatives in all of these sectors. The use of derivatives such as swaps, futures and options is extensive. Significant leverage may be used to increase potential profits and losses.

In fixed income relative value trades, not all risks are typically hedged out. There may be differences between long and short positions in their liquidity, credit risk, duration risk, pre-payment risk or other factors, which can lead to losses in unfavorable market environments for those types of risk. There can be no assurance that hedging techniques employed by Portfolio Fund Managers will be successful in avoiding losses. Leverage is typically higher for more tightly hedged trade constructions with little credit risk, such as those involving US government debt and derivatives. Leverage is usually lower for trades with more unhedged risks, such as credit risk.

Multi-Strategy Portfolio Funds – The Master Fund also may invest in Portfolio Funds that pursue two or more the Strategies listed above as well as others. Indeed, many Portfolio Funds will have exposure to more than one Portfolio Fund Strategy or may have characteristics of more than one Portfolio Fund Strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund Strategies in reports compiled by the Investment Manager. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Investment Manager in its sole discretion.

Potential for Investment in Other Portfolio Fund Strategies. The Investment Manager may seek to identify and exploit new strategies and sub-strategies that it believes may generate attractive long-term risk-adjusted returns, and may invest in Portfolio Funds utilizing any number of Portfolio Fund Strategies, including, but not limited to, event-driven strategies, activist-investing strategies and commodities strategies. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Investment Manager will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner it deems advisable from time to time.

Overview of the Investment Process

Portfolio Fund Manager Selection and Review. The Investment Manager will identify potential Portfolio Fund Managers through a variety of sources. Specific sources for new managers include: Industry contacts, referrals from Portfolio Fund Managers, third-party databases, direct solicitations by Portfolio Fund Managers and third-party marketing firms, introductions from prime brokers and industry conferences.

The Investment Manager receives information from a large number of Portfolio Funds each year. The Investment Manager meets with a diversified cross-section of these Portfolio Funds each year, but allocates assets to only a fraction of them. The Investment Manager continually looks to add to the pool of eligible Portfolio Funds that meet the Investment Manager’s due diligence requirements. This allows the Investment Manager to better rank and compare fund peers, which helps to facilitate the replacement of under-performing Portfolio Fund Managers as well as to identify attractive alternatives and new strategies.

Investment Analysis. The Portfolio Fund Manager selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund Manager, the Investment Manager will first conduct an evaluation of the Portfolio Fund Manager and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook.

Operational and Business Risk Analysis. The Investment Manager also assesses a Portfolio Fund Manager’s ability to operate efficiently. The key components of this analysis include, but are not limited to, a review of key principals, organizational structure and terms of Portfolio Funds, mid/back office operations, valuation process, accounting practices, and internal controls and procedures, disaster recovery plan and anti-money laundering policies.

The Investment Manager allocates assets among Portfolio Funds that, in its view, represent attractive investment opportunities in relation to the Master Fund’s investment objective. The Investment Manager, however, will consider rebalancing the portfolio periodically to maintain what it considers to be the appropriate mix of trading styles and investment strategies given its prevailing market views. There is no guarantee that any given Portfolio Fund will accept additional allocations of capital at the time the Investment Manager wishes to make such an additional allocation or at any time thereafter. Furthermore, any Portfolio Fund may return capital in whole or in part without the Master Fund’s consent (as a result of the Portfolio Fund’s liquidation or other compulsory redemption).

Ongoing Monitoring. The Investment Manager will monitor and manage the Master Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Portfolio Fund Strategies and a Portfolio Fund Manager’s competence with those Portfolio Fund Strategies, including with respect to factors that may impact performance. The Investment Manager will perform periodic quantitative monitoring (that may include monitoring returns, exposures and correlations) and qualitative monitoring (that may include face-to-face meetings or conference calls, reviews of organizational changes and strategy consistency) of the Portfolio Fund Managers using information available to it. Successful implementation of these and other risk management techniques are intended to enable the Investment Manager to identify potential deficiencies in the investment strategies and internal controls of a Portfolio Fund Manager and may lead to a reduction in the capital allocated to, or the withdrawal of its investment in, the Portfolio Fund. No risk-management process is fail-safe, and no assurance can be given that the Investment Manager’s risk management process will achieve its objective. From time to time, the Investment Manager may modify or change its risk management system.

The Investment Manager believes there are a number of potential reasons for reducing capital allocated to a Portfolio Fund. Some of these reasons may include: deficiencies in the investment strategy or internal controls of a Portfolio Fund Manager, identification of a better alternative, style drift, change in key personnel, change in investment strategy, significant change in the amount of assets under management, or a decline in performance. The Investment Manager rebalances the portfolio and terminates Portfolio Fund Managers at its own discretion. Because the Investment Manager regularly reviews new investment opportunities, capital withdrawn from the management of one Portfolio Fund is generally reallocated to other Portfolio Funds. The Investment Manager’s ability to withdraw money from Portfolio Funds to rebalance the portfolio, however, may be limited by the terms of Portfolio Funds in which the Master Fund invests (e.g., limited withdrawal rights, gates and suspension rights imposed by the Portfolio Fund Manager).

The Investment Manager anticipates that the number and identity of Portfolio Funds and other investments will vary over time, at the Investment Manager’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of other Master Fund assets. In addition, to avoid potential adverse regulatory consequences, the Master Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to a certain percentage. The Investment Manager may determine that, under certain circumstances, waivers may be appropriate and in the best interests of the Master Fund where the benefits to the Master Fund arising from waivers (in the form of the ability to make additional or larger investments) would outweigh any associated costs (in the form of loss of potential rights).

The Investment Manager currently anticipates that the Master Fund will invest in Portfolio Funds directly. The Investment Manager may, however, determine to structure Master Fund investments in Portfolio Funds indirectly, including without limitation through derivative instruments or other structured transactions. If the Master Fund seeks indirect exposure to Portfolio Funds, the Master Fund generally will enter into a contract with a counterparty, where the counterparty agrees to provide the Master Fund with a payment based on the return of a Portfolio Fund in exchange for a fee or other payment by the Master Fund.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, short sales for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets, (ii) reduce exposure to a single issuer, (iii) protect the unrealized gains in the value of portfolio positions, (iv) facilitate the sale of any such investments, (v) enhance or preserve returns, spreads or gains on any investment in a portfolio, (vi) hedge the interest rate or currency exchange rate on any liabilities or assets, (vii) protect against any increase in the price of any securities which purchase is anticipated at a later date or (viii) for any other reason that the Investment Manager deems appropriate.

Strategic Asset Allocation

The Investment Manager generally expects to allocate the Master Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across multiple Portfolio Fund Strategies. Under normal circumstances, the Investment Manager will seek to allocate the Master Fund’s assets such that investments in different Portfolio Funds, across various Portfolio Fund Strategies, are combined in a manner designed to achieve a balance between risk and return. In addition, by constructing a portfolio that is comprised of a number of Portfolio Funds, across a broad range of Portfolio Fund Strategies, the Master Fund seeks to achieve its investment objective with lower long-term volatility than likely would be achieved if the Master Fund were to focus all, or a substantial portion, of its assets in any single Portfolio Fund Strategy. Nonetheless, the Master Fund is classified as a “non-diversified” investment company within the meaning of the Investment Company Act.

Tactical Investments and Derivatives

The Master Fund may from time to time take long or short positions directly in securities (other than securities of Portfolio Funds) or utilize options, futures, options on futures, swap contracts, or other derivatives or financial instruments. The Master Fund also may make investments in public investment vehicles (including registered investment companies and ETFs). The Master Fund believes that the ability to invest directly in these types of securities and utilize financial instruments provides the Investment Manager with greater investment flexibility and may allow the Investment Manager to enhance the Master Fund’s risk/return profile, hedge the Master Fund’s portfolio exposure and provide enhanced portfolio diversification than would otherwise be the case. The Investment Manager has complete discretion in determining whether, and to what extent, to engage in this tactical strategy. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder, and any exemptive orders issued by the SEC on which the Master Fund may rely.

Short-Term Investments

The Master Fund may utilize short-term investments for cash management purposes such as to meet expenses, pending the investment of assets in Portfolio Funds, or to maintain the liquidity necessary to effect repurchases of Shares. Short-term investments are short-term debt obligations and other similar securities and may include (i) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (iii) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (iv) repurchase agreements; and (v) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates, demand features or other special features that give them the financial characteristics of short-term debt. The Master Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Master Fund makes these short-term investments, the allocation of the Master Fund’s assets to the Portfolio Funds will be reduced.

Temporary Defensive Positions

In response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed-income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes.

Additional Information Regarding the Master Fund’s Investment Strategy

There can be no assurance that the investment strategies employed by the Portfolio Fund Managers or the Investment Manager will be successful or result in the investment objective of the Master Fund being achieved. In addition, the investment strategies utilized by the Master Fund are subject to certain limitations as a result of its registration under the Investment Company Act and its intention to be treated as a RIC under Subchapter M of the Code.

BORROWING AND USE OF LEVERAGE

The Master Fund is authorized to borrow money for investment purposes. The use of borrowings for investment purposes is known as “leverage” and involves a high degree of risk. Currently, it is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Master Fund would be a principal investment strategy of the Master Fund. The Master Fund, however, reserves the right to borrow for investment purposes in the future when deemed appropriate by the Investment Manager. To the extent permitted by law, the Master Fund also may borrow for cash management purposes, including to meet repurchase requests, to satisfy distribution requirements, for temporary or emergency purposes, to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Master Fund shares, or any withdrawal of Master Fund assets from a Portfolio Fund.

The ability of the Master Fund to borrow money is subject to various restrictions imposed by the Investment Company Act. These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the Investment Company Act, if any), and therefore the Master Fund’s portfolio may be exposed to the risk of the highly leveraged investment programs of certain Portfolio Funds. The Investment Company Act requires that the Master Fund satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Master Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The Investment Company Act also provides that the Master Fund may not declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it does not meet this asset coverage requirement. Under the Investment Company Act, certain short-term borrowings (such as for the purpose of meeting repurchases, for bridge financing of investments in Portfolio Funds or for cash management purposes) if: (i) repaid within 60 days; (ii) not extended or renewed; and (iii) which are not in excess of 5% of the total assets of the Master Fund, are not considered the use of investment leverage. In addition to borrowing money, the Master Fund also may incur economic leverage via the use of derivatives and short sales. Borrowing restrictions generally do not apply to Portfolio Funds that are not registered under the Investment Company Act.

Some or all of the Portfolio Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks (i.e., through credit facilities, lines of credit, or other margin or borrowing arrangements) for investment purposes. Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security’s value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Leverage will increase investment return if a Portfolio Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds.

RISK FACTORS AND TYPES OF INVESTMENTS

General Risks of Investing in the Master Fund

Investment Risk

All securities investments risk the loss of capital. The value of the Master Fund’s total net assets should be expected to fluctuate. To the extent that the Master Fund’s portfolio (which, for this purpose, generally means the aggregate securities positions held by the Portfolio Fund Managers) is significantly invested in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The Master Fund’s or a Portfolio Fund’s use of leverage is likely to cause the Master Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Master Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. No assurance can be given that the Master Fund’s investment objective will be achieved. The Master Fund’s performance turns primarily upon the performance of the Investment Manager’s selection of Portfolio Funds, the allocation of offering proceeds thereto and the performance of the Portfolio Funds. The Portfolio Funds’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from volatility in the global equity, fixed-income, currency, commodities and real estate markets, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests. Although the Portfolio Fund Manager will attempt to moderate these risks, no assurance can be given that (i) the Master Fund’s or the Portfolio Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the Master Fund or the Portfolio Funds will achieve their return expectations; (iii) the Master Fund or the Portfolio Funds will achieve any return of capital invested; or (iv) Shareholders will not suffer losses from an investment in the Master Fund.

The Master Fund’s and the Portfolio Funds’ investment programs may use various investment techniques that involve substantial volatility, including margin transactions, option transactions, short sales and forward and futures contracts. These practices can, in certain circumstances, substantially increase the adverse impact to which the Master Fund and/or the Portfolio Funds may be subject. All investments made by the Master Fund and the Portfolio Funds risk the loss of capital. The Master Fund’s and the Portfolio Funds’ results may vary substantially over time.

The value of the Master Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Portfolio Funds. Discussed below are investments that may be made by Portfolio Funds, and the principal risks that the Investment Manager and the Master Fund believe are associated with those investments. Additionally, in response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed-income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes or otherwise to meet expenses or repurchases. In addition, the Master Fund may make these types of investments pending the investment of assets in Portfolio Funds or to maintain the liquidity necessary to effect repurchases of Shares or make necessary distributions. When the Master Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

No Operating History

The Master Fund is a newly formed non-diversified, closed-end management investment companies with no performance history that Shareholders can use to evaluate the Master Fund’s investment performance. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, Portfolio Funds and/or Portfolio Fund Managers may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Limitations on Transfer; Shares Not Listed; No Market for Shares

Shareholders are not permitted to transfer their Shares without the Board’s consent. The transferability of Shares is subject to certain restrictions contained in the Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and none is expected to develop. The Shares are, therefore, not readily marketable. Although the Investment Manager expects to recommend to the Board that, after its first full fiscal quarter, the Master Fund offer to repurchase a portion of the Shares quarterly, no assurances can be given that the Master Fund will do so. Consequently, Shares should only be acquired by Shareholders able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks

The Master Fund is a non-diversified, closed-end management investment companies designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Master Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. Shares in the Master Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer.

Repurchase Risks

To provide liquidity to Shareholders, the Master Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by the Valuation Date as specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Shares to be repurchased are valued by the Master Fund. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Master Fund’s net asset value as of the Valuation Date is able to be determined.

Payment for repurchased Shares of the Master Fund may require the Master Fund to liquidate its investments in Portfolio Funds earlier than the Investment Manager would otherwise liquidate these holdings. The Master Fund may be subject to initial lock-up periods or gates on certain Portfolio Funds beginning at the time of the Master Fund’s initial investment in a Portfolio Fund. During this period, the Master Fund will not be permitted to withdraw its investment. In addition, some Portfolio Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions. During such times, the Master Fund may be limited in its ability to liquidate its holdings in such Portfolio Funds to meet repurchase requests. Furthermore, if the Master Fund seeks to liquidate its investment in a Portfolio Fund that maintains a “side pocket,” the Master Fund may not be able to fully liquidate its investment without delay, and such delay could be substantial. Accordingly, the Master Fund may tender for fewer Shares than Shareholders may wish to sell, resulting in the proration of Investor repurchases, or the Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds in a timely manner.

Substantial requests to repurchase Shares could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases. This could have a material adverse effect on the value of the Shares. In addition, substantial repurchases of Shares may decrease the Master Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Master Fund may repurchase a pro rata portion of the Shares tendered.

Fund Borrowing

The Master may borrow money in connection with its investment activities — i.e., the Master Fund may utilize leverage. The Master Fund may borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Master Fund with temporary liquidity to acquire investments in Portfolio Funds in advance of the Master Fund’s receipt of redemption proceeds from another Portfolio Fund. The Master Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility into which the Master Fund has entered. If the Master Fund is unable to access additional credit, the Master Fund may be forced to redeem investments in Portfolio Funds at inopportune times, which may further depress the Master Fund’s returns. The Investment Company Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Master Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Further, the credit facility or lender may impose conditions on the Master Fund’s portfolio that could impact how the Master Fund’s assets are managed.

Legal and Regulatory Risks

The financial services industry generally, and the activities of private investment funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Master Fund’s, the Investment Manager’s, the Portfolio Fund Managers’ or the Portfolio Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight also can impose administrative burdens on the Investment Manager and/or the Portfolio Fund Managers, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert the Investment Manager’s and/or the Portfolio Fund Managers’ time, attention and resources from portfolio management activities. In addition, it is anticipated that, in the normal course of business, the Investment Manager’s and/or the Portfolio Fund Managers’ officers will have contact with governmental authorities, and/or be subjected to responding to questionnaires or examinations. The Master Fund and/or the Portfolio Funds also may be subject to regulatory inquiries concerning its positions and trading.

Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Master Fund, may substantially affect securities and over-the-counter derivatives markets and such changes may adversely impact the performance of the Master Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the CFTC and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives and swaps markets. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Master Fund or investments made by it. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly impact investments and/or operations of the Master Fund. The implementation of the Dodd-Frank Act could adversely affect the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Master Fund’s and the Investment Manager’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Master Fund and the Portfolio Funds, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Increased Regulatory Oversight of the Master Fund by the CFTC

The Investment Manager presently intends to claim no-action relief from CFTC registration available to funds-of-funds with respect to its operation of the Master Fund. As a result of such claim, the Investment Manager will not required to act as a registered commodity pool operator (“CPO”) with respect to the Master Fund  until six months after the CFTC issues new guidance with respect to  the CFTC registration obligations of CPOs of funds of funds. At such time that the CFTC issues such guidance, the Master Fund may, pursuant to the new guidance, be exempt or be required to register, which would impose additional regulatory and compliance burdens on the Investment Manager with respect to the Master Fund. If the Investment Manager must act as a registered CPO with respect to the Master Fund, it will be required to file certain reports with the CFTC and deliver financial and related reports to the Limited Partners, and to comply with additional regulatory obligations imposed by the CFTC related to recordkeeping, marketing, supervision, and other aspects of operating the Master Fund. The extent of these obligations, however, will not be determined until the CFTC issues final rules that “harmonize” CFTC regulatory obligations with overlapping SEC regulations. Until the CFTC issues final "harmonization" rules, the nature and extent of the impact of the new CFTC requirements on the Master Fund is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Master Fund expenses, adversely affecting the Master Fund’s total return.

Non-Diversified Status

The Master Fund is a “non-diversified” investment company for purposes of the Investment Company Act, which means that it is not subject to percentage limitations under the Investment Company Act on Master Fund assets that may be invested in the securities of any one issuer. As a result, the net asset value of the Master Fund may be subject to greater volatility than that of a diversified investment company.

Risks of Fund of Hedge Funds Structure

Investment Approach

The Portfolio Funds generally are exempt from registration as investment companies under the Investment Company Act. The Master Fund, as an investor in these Portfolio Funds, and, indirectly Shareholders, do not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies. In addition, the Portfolio Fund Managers may not be registered as investment advisers under the Investment Advisers Act.

Although the Investment Manager periodically receives information from the Portfolio Funds regarding their investment performance and investment strategies, the Investment Manager may have little or no means of independently verifying this information. A Portfolio Fund may use proprietary investment strategies that are not fully disclosed to the Investment Manager, and such strategies may involve risks that are not anticipated by the Investment Manager. Portfolio Fund Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Master Fund and the Investment Manager have no control over the Portfolio Funds’ investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of each Portfolio Fund Manager in these areas. The performance of the Master Fund depends in part on the ability of the Investment Manager to select for investment, and monitor, Portfolio Funds, and in part on the success of the Portfolio Funds themselves.

Investment decisions of the Portfolio Funds are made by the Portfolio Fund Managers independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares in an issuer that at the same time are being sold by another Portfolio Fund. Transactions of this sort could result in the Master Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Master Fund may make additional investments in or withdrawals from Portfolio Funds only at certain times due to restrictions imposed by the Portfolio Funds, the Master Fund may, from time to time, have to invest some of its assets temporarily in money market securities, money market funds, or other similar types of investments.

Portfolio Fund Operations Not Transparent

The Investment Manager will not be able to control the investments or operations of the Portfolio Funds. Portfolio Fund Managers may employ investment strategies that differ from their past practices, are not fully disclosed to the Investment Manager, and/or involve risks that are not anticipated by the Investment Manager. Notwithstanding the Investment Manager seeking to monitor the risks relating to the Portfolio Fund Managers and the Portfolio Funds, there is no guarantee that the information given to the Investment Manager will not be fraudulent or inaccurate or incomplete.

Valuation

Certain securities and other financial instruments in which the Portfolio Funds invest may not have readily ascertainable market prices and will be valued by the Portfolio Fund Managers. Such valuations generally will be conclusive with respect to the Master Fund, even though a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will impact the Portfolio Fund Manager’s compensation. Generally, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations made by the Portfolio Fund Managers. The net asset values or other valuation information received by the Investment Manager from the Portfolio Funds will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit. The valuations reported by the Portfolio Fund Managers, upon which the Master Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. To the extent that subsequently adjusted valuations or revisions to Portfolio Fund net asset values adversely affect the Master Fund’s own net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who previously had Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had Shares repurchased at a net asset value lower than the adjusted amount.

In addition, the Master Fund’s valuation procedures require the Investment Manager to consider all relevant information available at the time the Master Fund values its portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of the Master Fund’s interest in the Portfolio Fund. Although redemptions of investments in Portfolio Funds are subject to advance notice requirements, it is expected that the Portfolio Funds will typically make available net asset value information that represents the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption.

A Portfolio Fund Manager may invest in securities that it believes are fundamentally undervalued or incorrectly valued. These securities, however, may not ultimately be valued in the capital markets at prices and/or within the timeframe that the Portfolio Fund Manager anticipates. As a result, the Master Fund may incur losses.

Substantial Fees and Expenses

A Shareholder in the Master Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment and net worth requirements that may be substantially higher than those imposed by the Master Fund, could invest directly in the Portfolio Funds. Such a direct investment in the Portfolio Funds might be subject to more favorable taxation than an indirect investment through the Master Fund. In addition, by investing in the Portfolio Funds through the Master Fund, a Shareholder in the Master Fund will bear a portion of the Management Fee, Servicing Fee, Operating Services Fee (each as defined below) and other expenses of the Master Fund. A Shareholder in the Master Fund will also indirectly bear a portion of the asset-based fees, incentive allocations or fees and operating expenses borne by the Master Fund as an investor in the Portfolio Funds. Each Portfolio Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Funds and the Master Fund generally. As a result, a Portfolio Fund Manager with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. The operating expenses of a Portfolio Fund may include, but are not limited to, organizational and offering expenses; the cost of investments (such as brokerage commissions, exchange and clearing fees, interest expense and other charges for transactions); administrative, legal and internal and external accounting fees; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Master Fund.

Restrictions on Redemptions and Withdrawals

Portfolio Funds may permit or require that redemptions of interests be made in kind. The Master Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in a Portfolio Fund. In such a case, the Investment Manager would seek to have the Master Fund dispose of these securities in a manner that is in the interest of the Master Fund. The securities may depreciate after an in kind distribution is made, or there may be no secondary market for such securities.

Substantial requests for withdrawal by investors in the Portfolio Funds could induce the Portfolio Funds to liquidate positions sooner than would otherwise be desirable, which could adversely affect such Portfolio Funds’ performance. The reduction in a Portfolio Fund’s net assets resulting from such a withdrawal could adversely affect the Portfolio Fund’s ability to diversify its holdings and achieve its investment objective, and the interests of remaining investors in the Portfolio Funds may become increasingly illiquid. Some Portfolio Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Master Fund, may withdraw at one redemption date. The purpose of the provision is to prevent a run on the Portfolio Fund, which could cripple its operations, as a large number of withdrawals from the fund would force the manager to sell off a large number of positions. The Master Fund may otherwise not be able to withdraw from a Portfolio Fund except at specified times, thereby limiting the Investment Manager’s ability to withdraw assets from a Portfolio Fund that may have poor performance or for other reasons.

Investments in Non-Voting Stock; Inability to Vote

The Master Fund intends to hold its interests in the Portfolio Funds in non-voting form. Where only voting securities are available for purchase, the Master Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund may irrevocably waive its rights (if any) to vote its interest in a Portfolio Fund. The Master Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually foregoes the right to vote Portfolio Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund’s interests. As a result, the Master Fund’s influence on a Portfolio Fund could be diminished, which may consequently adversely affect the Master Fund and its Shareholders.

Portfolio Fund Turnover Rates

Portfolio Funds may invest based on short-term market considerations. The turnover rate within the Portfolio Funds may be significant, possibly involving substantial brokerage commissions and fees. The Master Fund cannot control this turnover.

Limited Capacity to Manage Additional Fund Investments

Some Portfolio Fund Managers’ trading approaches may accommodate only certain amounts of capital. A Portfolio Fund Manager, therefore, may refuse to manage some or all of the Master Fund’s assets that the Investment Manager seeks to allocate to such Portfolio Fund Manager.

Dilution

If a Portfolio Fund Manager limits the amount of capital that the Master Fund may contribute to a Portfolio Fund, or if the Master Fund declines to purchase additional interests in a Portfolio Fund, continued sales of interests in the Portfolio Fund to others may dilute the returns for the Master Fund from the Portfolio Fund.

Quantitative Models Risk

Portfolio Fund Managers may employ quantitative-based financial/analytical models to help them select investments for their respective Portfolio Funds, to allocate investments across various strategies, sectors and risks, and to determine risk profiles. Quantitative trading strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such trading strategies are dependent on various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related “system crashes.” These trading strategies are also dependent on historical correlations that may not always be true and may result in losses. In addition, the “slippage” from entering and exiting positions (i.e., the market impact of trades identified by the quantitative trading strategies) may be significant and may result in losses. There can be no assurance that the models are currently viable, or, if the models are currently viable, that they will remain viable for the relevant period. Also, there can be no assurance that the Portfolio Fund Managers using such models will be able to (i) determine that a model is or will become not viable or not completely viable or (ii) notice, predict or adequately react to any change in the viability of a model. The use of a model that is not viable or not completely viable could have a material adverse effect on a Portfolio Fund’s performance.

Trading and Investment Risks of Portfolio Funds

Equity Securities

Portfolio Funds may hold long and short positions in, among other securities, common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See “- Non-U.S. Investments.” Portfolio Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions. These fluctuations can be significant.

Bonds and Other Fixed-Income Securities

Portfolio Funds may invest in bonds and other fixed-income securities, and may take short positions in these securities. Portfolio Funds will invest in these securities when they believe such securities offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. Certain securities in which a Portfolio Fund may invest, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Portfolio Funds may invest in fixed-income securities rated investment grade or non-investment grade (commonly referred to as “junk bonds”) and may invest in unrated fixed-income securities. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) of one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Fund Manager to be of comparable quality. A Portfolio Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Dislocations in the fixed-income sector and weaknesses in the broader financial market could adversely affect the Portfolio Funds. As a result of such dislocations, the Portfolio Funds may face increased borrowing costs, reduced liquidity and reductions in the value of its investments. One or more of the counterparties providing financing for a Portfolio Fund’s portfolio could be affected by financial market weaknesses, and may be unwilling or unable to provide financing. As a result, a Portfolio Fund may be unable to fully finance its investments and operations. This risk would be exacerbated if a substantial portion of a Portfolio Fund’s financing is provided by a relatively small number of counterparties. If one or more major market participants fails or withdraws from the market, it could negatively affect the marketability of all fixed-income securities and this could reduce the value of the securities in the Portfolio Fund’s portfolio, thereby reducing the Master Fund’s net asset value. Furthermore, if one or more counterparties are unwilling or unable to provide ongoing financing, a Portfolio Fund could be forced to sell its investments at a time when prices are depressed.

Interest Rate Risk

Income securities are subject to interest rate, market and credit risk. Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally. Even though such securities are investments that may promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. In general, the values of fixed-income securities increase when prevailing interest rates fall and decrease when interest rates rise. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.

Commodities

Portfolio Funds may invest in commodities through futures contracts, commodity-linked exchange traded funds and other commodity-based derivatives. In addition to macroeconomic risks that affect many asset-classes, commodities are subject to additional risk factors, such as weather, disease, war, embargoes and tariffs, as well as international economic, political and regulatory developments. These variables may create additional investment risks that subject commodity investments by a Portfolio Fund to greater volatility than traditional security investments.

Some Portfolio Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts or other derivatives. Unlike financial instruments, there are costs of physical storage and insurance associated with purchasing a commodity, which would not be directly associated with a futures contract for the same commodity.

Foreign Exchange

Portfolio Funds may engage in foreign-exchange transactions in the spot, futures and forward markets. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency, which may have a major impact on the exchange rate. Country risk arises because virtually every country has interfered with its currency’s exchange rate and/or international transactions in its currency. A common form of interference involves a country’s central bank trading directly in the currency markets in order to influence that country’s exchange rate towards a desired target. More severe interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price that is fixed at the time the contract is entered into. A forward currency exchange contract involves counterparty credit risk because it offers less protection against defaults by the counterparty than exchange-traded currency futures contracts do. In addition, a Portfolio Fund may maintain short positions in forward currency exchange transactions, in which the Portfolio Fund agrees to exchange a specified amount of a currency it does not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the value of the currency the Portfolio Fund agreed to purchase. A Portfolio Fund may also purchase and sell put and call options on currencies and currency futures contracts. Portfolio Funds may use significant leverage in their foreign exchange positions.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of creditors may apply to debt instruments, including convertible debt, in which the Portfolio Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt instrument, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to permit such issuer to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for these purposes will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Portfolio Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which a Portfolio Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Portfolio Funds.

There can be no assurance as to whether any lending institution or other party from which a Portfolio Fund may acquire indebtedness engaged in any conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination (or any other conduct that would subject such indebtedness and the Portfolio Fund to insolvency laws) and, if it did, as to whether any creditor claims could be asserted in a U.S. court (or in the courts of any other country) against that Portfolio Fund.

Frequently, a debtor seeking to reorganize under U.S. federal bankruptcy law will obtain a “first day” order from the bankruptcy court limiting trading in claims against, and shares of, the debtor in order to maximize the debtor’s ability to utilize net operating losses following a successful reorganization. Such an order could in some circumstances adversely affect a Portfolio Fund’s ability to successfully implement an investment strategy with respect to a bankrupt company.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non- sovereign or a sovereign entity.

Mortgage-Related and Other Asset-Backed Securities

Portfolio Funds may invest in a variety of mortgage-related and other asset-backed securities, such as adjustable-rate mortgage securities, collateralized mortgage obligations, collateralized loan obligations and collateralized debt obligations. The investment characteristics of these securities differ from those of traditional debt securities, and they are subject to additional risks, including the risk of borrowers defaulting on their mortgages. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, Portfolio Funds that hold mortgage-related securities may exhibit more volatility. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio Fund because it may have to reinvest that money at the lower prevailing interest rates. A Portfolio Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as risks associated with the nature of the assets and the servicing of those assets. The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Distressed Securities

Some Portfolio Funds may purchase securities and obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such purchases may result in significant returns, these transactions involve substantial risk and may not show any return for a considerable period of time. Many of these securities typically remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings. No assurance can be made that a Portfolio Fund Manager will correctly evaluate the nature and magnitude of the various factors that could affect the prospect for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which a Portfolio Fund invests, the Portfolio Fund may lose its entire investment or be required to accept cash or securities with a value less than the Portfolio Fund’s original investment.

Distressed debt securities are subject to credit risk and market risk. Some Portfolio Funds may acquire so-called “blocking positions” in connection with a plan of reorganization, which entails significant risks. If a Portfolio Fund Manager evaluates incorrectly the anticipated outcome of a blocking position, the Portfolio Fund could experience substantial losses. Investing in post-reorganization securities typically involves a higher degree of risk than investing in securities of companies that have not needed to undergo a reorganization or restructuring. Moreover, post-reorganization securities can be subject to increased selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. Investments in securities of companies involved in reorganization proceedings may involve a number of additional risks not typically related to investments in financially sound companies. For example, purchasing securities of financially distressed companies could cause the Portfolio Fund to experience losses if the relevant Portfolio Fund Manager incorrectly evaluates the anticipated outcome of a reorganization or the timing of such outcome. Numerous factors could make any evaluation of the outcome of such an investment uncertain. In addition, a Portfolio Fund Manager may not have access to reliable and timely information about material developments affecting a company. Competition from other investors may also render it difficult or impossible for the Portfolio Fund Manager to effect transactions at the time and on the terms desired. In addition, stressed and distressed securities generally trade at significant discounts or very high yields or both, and generally are issued by companies experiencing some level of financial or operating difficulties.

Infrastructure Assets

“Infrastructure” generally refers to large-scale public works. Two main categories are economic infrastructure (e.g., highways, energy generation and distribution, water and sewer facilities, etc.) and social infrastructure (e.g., hospitals, schools, public housing, prisons, etc.). Infrastructure assets are generally long-lived and have high development costs. Investment in infrastructure can take a wide range of forms, from investing directly in toll roads to purchasing equity in construction companies. Direct investment typically involves entering into agreements with the relevant governmental agency to own or operate the particular asset. Portfolio Fund Managers may pursue any type of infrastructure investment. Investment in infrastructure securities and funds exposes the Portfolio Funds to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Real Estate Investments

The Portfolio Funds are exposed to real estate risk through their investments in issuers that purchase real estate securities, including securities of issuers that are REITS, real estate operating companies, real estate service companies, or companies in the homebuilding, lodging and hotel industries. The residential housing sector in the United States has been under considerable pressure during the past several years with home prices nationwide down significantly on average. In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average. Residential and commercial mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. Accordingly, the recent instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing the Portfolio Funds’ investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Portfolio Funds and reduce the value of the underlying properties.

REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Portfolio Funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.

Private Equity Investments

Some Portfolio Funds may dedicate a portion of their portfolios to private equity investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. The Portfolio Funds may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of their interests in a private equity fund, nor may they withdraw from such fund, without the consent of the fund’s investment manager or general partner, which consent may be withheld in such investment manager’s or general partner’s sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all. In addition, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. In light of recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing.

Mezzanine Investments

A Portfolio Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Long/Short Investing

Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk. If a Portfolio Fund Manager’s analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Portfolio Funds, and thus the Master Fund. Since a long/short equity strategy involves identifying securities that are believed to be generally undervalued (or, in the case of short positions, believed to be overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. It is possible to have investment losses in both the long and short sides of the portfolio. Long/short equity strategies may increase the exposure of the Portfolio Funds, and the Master Fund, to risks relating to, among other risks, leverage, portfolio turnover, concentration of investment portfolio and short-selling.

Short Sales

A Portfolio Fund may attempt to limit its exposure to a market decline in the value of its portfolio securities through short sales of securities that its Portfolio Fund Manager believes possess risk characteristics similar to those being hedged. A Portfolio Fund also may use short sales for speculative purposes to pursue its investment objectives if, in the Portfolio Fund Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on a Portfolio Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover a Portfolio Fund’s short position will be available for purchase. In addition, a Portfolio Fund may be caught in a “short squeeze,” as discussed below under “Short Squeeze” section, which is a speculative trading strategy that is sometimes observed when a security has been heavily sold short.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements. The Master Fund’s or Portfolio Funds’ ability to execute short sales may be materially adversely impacted by temporary or new permanent rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events. Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Master Fund or Portfolio Funds. Additionally, traditional lenders of securities might be less likely to lend securities under certain market conditions. As a result, the Master Fund may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing.

General Economic Conditions; Market Volatility

The Master Fund’s investments in the Portfolio Funds may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Stock prices may experience greater volatility during periods of challenging market conditions such as the one that the market has experienced recently. In addition, there can be severe limitations on an investor’s ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity, such as the one that the market recently has experienced. Therefore, the Master Fund’s net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money.

Limited Liquidity of Investments

During periods of limited liquidity and higher price volatility, a Portfolio Fund may not be able to acquire or dispose of its investments at a price and time that the Portfolio Fund deems advantageous. As a result, in periods of rising market prices, a Portfolio Fund may not be able to fully participate in price increases to the extent that the Portfolio Fund is unable to acquire the desired positions quickly. Conversely, in declining markets, a Portfolio Fund’s inability to dispose of positions completely and promptly would cause the Portfolio Fund’s net asset value to decline as the value of unsold positions is marked to lower prices.

Small- and Medium-Capitalization Companies

Some Portfolio Funds may invest a portion of their assets in the securities of companies with small- to medium-sized market capitalizations. While such securities may provide significant potential for appreciation, the securities of certain companies, particularly smaller-capitalization companies, may involve higher risks than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies. In addition, an investment in some small-capitalization companies may be relatively illiquid due to thin trading in their securities.

Leverage Utilized by Portfolio Funds

Portfolio Funds may use leverage in the form of loans for borrowed money or in the form of derivative instruments, such as options, futures, forward contracts, swaps and repurchase agreements. The use of leverage by the Portfolio Funds can substantially increase the market exposure (and market risk) to which the Portfolio Funds’ investment portfolios may be subject. Trading on leverage will result in interest charges or costs, which may be substantial. The level of interest rates generally, and the rates at which a Portfolio Fund can leverage in particular, can affect the operating results of the Portfolio Fund. A Portfolio Fund’s use of short-term margin borrowings, repurchase agreements, derivatives, and other instruments may present additional risks. For example, if the value of securities pledged to brokers to secure a Portfolio Fund’s margin accounts declines, the Portfolio Fund might be required either to deposit additional funds with the broker or liquidate the pledged securities to compensate for the decline in value. If a counterparty determines that the value of the collateral has decreased, the counterparty may require the Portfolio Fund to either post additional collateral to cover such decrease or repay a portion of the outstanding borrowing. Additionally, to satisfy a margin call, a Portfolio Fund may be required to liquidate assets at an inopportune time, which could cause it to incur further losses. In the event of a sudden drop in the value of the Portfolio Fund’s assets, the Portfolio Fund may not be able to liquidate assets quickly enough to pay off its margin debt. However, the Portfolio Funds’ borrowings are not subject to the Asset Coverage Requirement. Accordingly, the Master Fund, through its investments in the Portfolio Funds, may be exposed to the risk of highly leveraged investment programs and consequently, the volatility of the value of Shares may be great, particularly during times of general market unrest, such as that experienced recently.

In the U.S. futures markets, margin deposits are typically required and may range from 1% to 15% of the value of the futures contracts being purchased or sold. In other derivative markets, margin deposits may be lower or not required. Low margin deposits indicate that trading in these markets may be accompanied by a high degree of leverage, and relatively small adverse price movements in futures or forward contracts may result in immediate and substantial losses to the Shareholder. There are no margin requirements in connection with Portfolio Fund purchases of options, because the option premium is paid for in full. The premiums for certain options traded on foreign exchanges may be paid for on margin. When a Portfolio Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options can be higher than those imposed when dealing in the futures markets directly. Whether any margin deposit will be required for over-the-counter options and other over-the-counter instruments, such as currency forwards, swaps and certain other derivative instruments, will depend on the credit determinations and specific agreements of the parties to the transaction, which are individually negotiated.

Non-U.S. Investments

Portfolio Funds may invest a portion of their capital outside the U.S. in non-dollar-denominated securities, including in equity and fixed-income securities issued by foreign (non-U.S.) companies, including other funds, or governments of foreign countries. Portfolio Funds may also invest in depositary receipts, such as ADRs. Non-U.S. securities in which a Portfolio Fund invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets, or purchased in private placements and not be publicly traded. These investments involve special risks not usually associated with investing in securities of U.S. companies or U.S. federal, state or local governments. Because investments in foreign issuers may involve non-U.S. dollar currencies and the Portfolio Funds may temporarily hold funds in bank deposits in such currencies during the completion of their investment programs, the Portfolio Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. In addition, because there is less publicly available information about foreign companies, and because many non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable to those of U.S. companies, it may be difficult to analyze and compare such foreign company’s performance.

The securities markets of foreign countries are generally less regulated and less developed than U.S. securities markets, and some foreign securities markets have a higher potential for price volatility and relative illiquidity compared to the U.S. securities markets. Commissions for trades on foreign stock exchanges and custody expenses are generally higher than those in the U.S., and settlement practices for transactions in foreign markets may involve delays. The Portfolio Funds may also incur transaction costs in connection with conversions between various currencies. With respect to certain countries there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could adversely affect a Portfolio Fund’s investments in those countries.

Portfolio Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes or speculative purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for speculative purposes to pursue the Master Fund’s or a Portfolio Fund’s investment objective, such as when a Portfolio Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Master Fund’s or Portfolio Fund’s investment portfolio. Although a Portfolio Fund may, from time to time, invest a portion of its assets in non-U.S. equity or fixed-income instruments or in instruments denominated in non-U.S. currencies, the Portfolio Funds may value their securities and other assets in U.S. dollars. The Portfolio Funds may or may not seek to hedge all or any portion of their foreign currency exposure. Some of the more significant risks generally associated with investing in non-U.S. securities are summarized below.

Non-U.S. Currencies. Certain Portfolio Funds may invest their capital outside the U.S. These investments involve special risks not usually associated with investing in securities of U.S. companies. Because some Portfolio Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of its investment program, such Portfolio Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur transaction costs in connection with conversions between various currencies. Portfolio Funds may, but are not required to, hedge their exposure to fluctuations in the non-U.S. currency exchange rates. The Portfolio Funds may seek to hedge currency risks by investing in currencies, currency futures contracts and options on currency futures contracts, forward currency exchange contracts, swaps, swaptions or any combination thereof (whether or not exchange traded), but there can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks. If a Portfolio Fund enters into hedging transactions, it may not participate fully in any currency gains that would otherwise be attributable to any appreciation of the foreign currencies. To the extent unhedged, the value of a Portfolio Fund’s assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of the Portfolio Fund’s investments in the various local markets and currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. An increase in the value of the U.S. dollar compared to the other currencies in which a Portfolio Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of the Portfolio Fund’s securities in their local markets. The Portfolio Funds could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account.

Withholding Taxes. Income and gains derived by a Portfolio Fund may be subject to withholding and other taxes, which would reduce net proceeds.

“Short Squeeze”. To the extent that a Portfolio Fund engages in short selling, the Portfolio Fund could be caught in a “short squeeze” specific to certain non-U.S. markets. Equities issued by foreign issuers are generally subject to being recalled if loaned by a lender pursuant to a stock lending program. In addition, there are certain equities that will be recalled, generally twice a year on the last trade date prior to the record date, on which date the owners of the security must own the equity of record. A “short squeeze” is a speculative trading strategy that is sometimes observed when a security has been heavily sold short. Speculators start acquiring the security, driving up its price. As the price rises, short sellers have to post additional collateral for their borrowed securities, thereby putting pressure on those who have sold the security short. Shareholders who have sold the security short close out their positions. By purchasing the securities, those who are closing their short positions drive the price higher, putting even more pressure on the remaining short sellers. To the extent that a Portfolio Fund has sold short a security that is being recalled in the period immediately preceding the last trade date prior to the record date, there is a risk that such Portfolio Fund could be caught in such a “short squeeze,” possibly preventing the Portfolio Fund from unwinding its position without incurring significant losses. There is no assurance that a Portfolio Fund will be able to liquidate a short position at a reasonable price if caught in a short squeeze.

Geographic Concentration Risks. A Portfolio Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of issues available for investment by a Portfolio Fund. In addition, the investments of such a Portfolio Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. Some Portfolio Funds may invest in securities issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Challenges of Geographic Dispersion. Investing in non-U.S. investments will subject a Portfolio Fund to the challenges of working across time zones and over large distances, which are not faced by investment teams based in a single location.

Sector Concentration

A Portfolio Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of issues available for investment by a Portfolio Fund. In addition, the investments of such a Portfolio Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. A Portfolio Fund may invest in securities of companies in the utilities sector, thereby exposing the Portfolio Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, the recent period of reduced credit market liquidity and other recent events in the financial sector have resulted in a high degree of volatility in the financial markets, and has negatively affected many financial services companies, such as by causing such companies’ values to decline.

Healthcare Sector. Healthcare companies are generally subject to extensive government regulation, and their performance may be significantly affected by restrictions on government reimbursement for medical expenses, costs of medical products or services, pricing pressure and an emphasis on outpatient services. In addition, healthcare companies are typically heavily dependent on patent protection, and obtaining patent approval can be a long and costly process. Healthcare companies are also subject to the risk of litigation based on product liability and similar claims, and the risk that their products can become obsolete due to industry innovation or technological developments.

Consumer and Industrials Sectors. A company in the consumer sector may face the risk that the company’s profits will be largely dependent upon disposable household income, consumer spending, limited competition in the marketplace and changes in demographics and consumer tastes. A company in the consumer sector may also face the risk that the company’s profits may be significantly affected by government regulation, fads, marketing campaigns and other factors affecting supply and demand. In addition, such a company may face the risk that its securities will be affected by supply and demand factors, that its performance may be negatively affected by government regulation and spending policies, world events, exchange rates, labor matters, insurance costs, fuel prices and general economic conditions.

Technology Sector. Technology companies are particularly vulnerable to, among other market conditions, rapid changes in product cycles, rapid product obsolescence, government regulation, competition, and production costs. Technology companies are also subject to dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Repurchase Agreements and Reverse Repurchase Agreements

A Portfolio Fund may enter into repurchase agreements, which are contracts under which the Portfolio Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Portfolio Fund to resell such security at a fixed time and price. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. There is a risk of loss in the event that the counterparty defaults on its obligations, and the Portfolio Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio Fund would bear the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the seller under the repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Portfolio Fund would be permitted to sell the securities. However, this right to sell may be restricted, or the value of the securities may decline before the securities can be liquidated. Repurchase agreements that are subject to foreign law may be subject to additional risks. A Portfolio Fund may also enter into reverse repurchase agreements and dollar rolls. A reverse repurchase agreement involves the sale of a security by a Portfolio Fund and its agreement to repurchase the instrument at a specified time and price. A counterparty to a reverse repurchase agreement may be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes.

Bank Loans and Loan Participations

A Portfolio Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to a Portfolio Fund and a reduction in the value of the investments experiencing non-payment. The liquidation of collateral securing a loan may not satisfy a borrower’s obligation in the event of non-payment, and such collateral may not be readily liquidated. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of a borrower’s bankruptcy. Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Structured Securities

Some Portfolio Funds may invest in asset-backed securities, including securities backed by mortgage loans, installment sale contracts, credit card receivables or other assets (collectively, “structured securities”). Structured securities may be extremely complex and particularly sensitive to changes in interest rates and/or to prepayments, and their returns may be subject to large changes based on relatively small changes in interest rates, prepayments or both. The returns of structured securities may be volatile, and leverage may be inherent and/or substantial in their structures. There can be no assurance that a liquid market will exist in any structured security when a Portfolio Fund seeks to sell. Such Portfolio Funds may enter into hedging transactions to protect against interest rate movement, prepayment risk and the risk of increased foreclosures as a result of a decline in values of the underlying assets or other factors. However, no assurance can be made that such transactions will fully protect the Portfolio Funds against such risks, and hedging transactions may involve risks different from those of the underlying securities. In the event of foreclosure of mortgages and other loans backing structured securities, the value of the underlying assets securing such loans may not be equal to the amount of the loan and foreclosure expenses.

Custody; Prime Brokerage; Futures Commission Merchants

In contrast to most registered investment companies, the Portfolio Funds may not maintain their securities and other assets in the custody of a bank. It is anticipated that each Portfolio Fund will generally maintain custody of its assets with its primary securities clearing broker. Prime brokers generally do not separately segregate such customer assets as required in the case of registered investment companies. If a prime broker became insolvent and there were not sufficient customer assets to pay all customers in full, then the securities and cash held in customers’ accounts at the prime broker would be distributed among customers. In addition, a Portfolio Fund Manager could convert assets committed to it by the Master Fund for its own use, or a custodian could convert assets committed to it by a Portfolio Fund Manager to the custodian’s own use.

As discussed above, some Portfolio Funds may engage in futures transactions. If a futures commission merchant fails to properly segregate customer funds, a Portfolio Fund may be subject to a risk of loss of its funds on deposit in the event of such futures commission merchant’s bankruptcy or insolvency. In addition, pursuant to contracts entered into between a Portfolio Fund and its prime brokers or futures commission merchants, the Portfolio Fund may be required to post significant margin amounts. If a Portfolio Fund is unable to meet such requirements, the prime broker or futures commission merchant would be authorized to close out the positions of the Portfolio Fund, which may expose the Portfolio Fund to the risk that its positions would be liquidated at unfavorable prices.

Lending Portfolio Securities

Portfolio Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions. The lending Portfolio Fund will be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Portfolio Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Portfolio Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund may incur a loss if the counterparty breaches its agreement with the Portfolio Fund.

Restricted and Illiquid Investments

The Portfolio Funds may invest their assets in restricted securities and other illiquid investments. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and considerable time may pass before the Portfolio Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, a Portfolio Fund might obtain a less favorable price than the price that prevailed when the Portfolio Fund decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the opportune times or prices.

The Master Fund’s interests in Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund’s ability to liquidate an interest and withdraw from a Portfolio Fund will likely be limited. The Master Fund may be subject to initial lock-up periods or gates beginning at the time of the Master Fund’s initial investment in a Portfolio Fund, during which the Master Fund may not withdraw its investment. In addition, certain Portfolio Funds may at times suspend completely or limit withdrawal rights for an indefinite period of time. Portfolio Funds may also assess fees for redemptions or other withdrawals. The limited liquidity of these Portfolio Funds’ interests may adversely affect the Master Fund were it to have to sell or redeem such interests at an inopportune time. The Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds in a timely manner.

Side Pockets

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-accounts within the Portfolio Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Portfolio Fund’s other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Master Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment in such Portfolio Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Portfolio Fund Manager. In addition, if a Portfolio Fund establishes a side pocket prior to the Master Fund’s investing in the Portfolio Fund, the Master Fund may not be exposed to the performance of the Portfolio Fund’s assets held in the side pocket.

Special Investment Opportunities

Some Portfolio Fund Managers may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, Portfolio Funds may invest in private equity or venture capital funds, direct private equity investments and other investments that such Portfolio Fund Managers determine to have limited liquidity (each, a “special investment opportunity”). There may be no trading market for special investment opportunity securities, and the sale or transfer of such securities may be limited or prohibited. Positions in special investment opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, Portfolio Funds that hold such positions may be required to do so for many years, and despite adverse price movements. As a result, the Master Fund might not be able to withdraw the portion of its investment in a Portfolio Fund that is attributable to such special investment opportunities. As a result, a portfolio may be less liquid.

Private Placements

A Portfolio Fund may invest in privately placed securities, the resale of which is restricted or for which no liquid market exists. To the extent that a Portfolio Fund invests in such illiquid securities, it may be unable to dispose of these securities at the prices and times desired.

Purchasing Initial Public Offerings

A Portfolio Fund may purchase securities of companies in initial public offerings or shortly after those offerings are complete (“IPO companies”). Special risks are associated with these securities, including lack of trading history, lack of knowledge about the issuer and limited operating history. These factors may cause substantial price volatility for an IPO company’s shares, which may affect the value of the Master Fund’s investment in Portfolio Funds that purchase these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some IPO companies may be involved in relatively new industries or businesses, and some may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the performance of a Portfolio Fund that does not yet have a substantial amount of assets. This impact on a Portfolio Fund’s performance may decrease as a Portfolio Fund’s assets increase.

Registered Investment Companies

The Master Fund may invest in the securities of other registered investment companies (including exchange traded funds or ETFs) to the extent that such investments are consistent with the Master Fund’s investment objective and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund’s, total assets, respectively, would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund, as applicable, or (iii) more than 5% of the Master Fund’s total assets, respectively, would be invested in any one registered investment company. Other provisions of the Investment Company Act are less restrictive provided that the Master Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company. Certain other exemptions may apply to allow other investments.

The Master Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Master Fund.

Money Market Instruments

The Master Fund and Portfolio Funds may invest, for defensive purposes or otherwise, some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager or Portfolio Fund Managers deem appropriate under the circumstances. In addition, the Master Fund or a Portfolio Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Instruments and Techniques

Portfolio Funds may utilize a variety of special investment instruments and techniques to hedge against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve a Portfolio Fund’s investment objective. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives

Derivative instruments, or “derivatives,” include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. A Portfolio Fund may engage in the use of options or futures contracts, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a Portfolio Fund’s position. A small investment in derivatives could have a substantial impact on a Portfolio Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If a Portfolio Fund were to invest in derivatives at an inopportune time, or the Portfolio Fund Manager evaluates market conditions incorrectly, the Portfolio Fund’s derivative investment could negatively impact the Portfolio Fund’s return, or result in a loss. In addition, a Portfolio Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund were unable to liquidate its position because of an illiquid secondary market.

In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. The new legislation requires regulators to set minimum capital requirements and minimum initial and variation margin requirements, repeals prior regulatory exemptions for over-the-counter derivatives, provides substantial authority to the SEC and the CFTC with respect to position limits for certain swaps and may change the standards for determining manipulation. Under Title VII of Dodd-Frank (the “Derivatives Title”), banks must spin off certain swaps dealing activities (although they may still conduct such activities through separately capitalized affiliates); all standardized swaps must be cleared and exchange-traded; and end users are exempt from the clearing requirement only if a series of requirements are met. As of the date of this Registration Statement, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared over-the-counter swaps will be subject to regulatory collateral requirements that could adversely affect a portfolio’s ability to enter into swaps in the over-the-counter market. These developments could cause a portfolio to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Furthermore, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. Many of the requirements of the Derivatives Title remain to be specified by regulation or are currently working through the rulemaking process and, therefore, have not been finalized. Until the mandated rulemaking and regulations are completely implemented, the effect of the new legislation and its impact on the Master Fund and the Portfolio Funds cannot yet be known. There can be no assurance that these developments will not adversely affect the business and investment activities of the Master Fund or Portfolio Funds.

Transactions entered into by a Portfolio Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Portfolio Funds will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to any Portfolio Fund. The use of derivatives that are subject to regulation by the CFTC by Portfolio Funds could cause the Master Fund to be a commodity pool, which would require the Master Fund to comply with certain rules of the CFTC. However, the Master Fund intends to conduct its operations to avoid regulation as a commodity pool.

Derivatives typically allow an investor to hedge its exposure to, or speculate upon, the price movements of a particular security, financial benchmark or index at a fraction of the cost of acquiring, borrowing or selling short the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading, some of which are described below.

Options

Portfolio Funds may engage in the use of options contracts, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a Portfolio Fund’s position. Some of the types of options contracts the Portfolio Funds may use include, without limitation, call options, put options, and options on securities indexes.

A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security. The buyer of a call option assumes the risk of losing its entire investment in the call option. A Portfolio Fund that uses covered call options may also be exposed to additional risks, including the risk that it might be required to continue holding a security that the Portfolio Fund might otherwise have sold to protect against depreciation in the market price of the security. A Portfolio Fund may purchase call options on specific securities, and may also write and sell covered or uncovered call options for both hedging and speculative purposes to pursue the Portfolio Fund’s investment objectives.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. In a covered put option (i.e., the writer has a short position in the underlying security), cash or liquid securities are placed in a segregated account on the seller’s books. The seller (writer) of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. During the term of the option, the seller is also exposed to a decline in price of the underlying security, and is deprived of the opportunity to invest the segregated assets. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security. A Portfolio Fund may purchase put options on specific securities, and may also write and sell covered and uncovered put options for both hedging and speculative purposes to pursue the Portfolio Fund’s investment objectives.

In addition, Portfolio Funds may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the relevant Portfolio Fund Manager’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

When writing options, a Portfolio Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Portfolio Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Portfolio Fund would liquidate the position by selling the option previously purchased.

Futures

Portfolio Funds may engage in the use of futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Portfolio Funds to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

A Portfolio Fund may purchase and sell stock index futures contracts. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

Engaging in futures transactions involves risk of loss, which could adversely affect the value of the Master Fund’s net assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting a Portfolio Fund to substantial losses. Successful use of futures also is subject to a Portfolio Fund Manager’s ability to correctly predict movements in the relevant market. To the extent that a transaction is entered into for hedging purposes, successful use is also subject to a Portfolio Fund Manager’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent a Portfolio Fund from promptly liquidating unfavorable positions, thereby subjecting the Portfolio Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that a Portfolio Fund may indirectly hold or control in particular commodities.

Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative-dispute-resolution procedures. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Swap Agreements

A Portfolio Fund may enter into a variety of swap agreements, including equity, interest rate, and index and currency rate swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels. A Portfolio Fund is not limited to any particular form of swap agreement if its Portfolio Fund Manager determines that other forms are consistent with that Portfolio Fund’s investment objectives and policies.

Depending on their structure, swap agreements may increase or decrease a Portfolio Fund’s exposure to long-term or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from a Portfolio Fund. If a swap agreement calls for payments by a Portfolio Fund, the Portfolio Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Portfolio Fund to incur losses.

Generally, a Portfolio Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio Fund is contractually obligated to make. As such, if the counterparty to a swap defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Forward Contracts

Portfolio Funds may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which a Portfolio Fund maintains accounts may require that a Portfolio Fund deposit margin with respect to such trading. A Portfolio Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Portfolio Fund Manager would otherwise recommend, to the possible detriment of that Portfolio Fund.

Hedging Transactions

Portfolio Funds may employ hedging techniques. These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Portfolio Fund’s positions, or that there may be losses on both legs of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, a Portfolio Fund may not be able to close out a transaction in certain of these instruments without incurring losses. Portfolio Fund Managers may use Hedging Instruments to minimize the risk of total loss to the Portfolio Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether a Portfolio Fund hedges successfully will depend on the relevant Portfolio Fund Manager’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Portfolio Fund.

Counterparty Credit Risk

Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Portfolio Funds may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, each Portfolio Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Portfolio Funds expect to enter into transactions only with counterparties believed by the applicable Portfolio Fund Manager to be creditworthy, there can be no assurance that a counterparty will not default and that any Portfolio Fund will not sustain a loss on a transaction as a result.

In situations where a Portfolio Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Portfolio Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Portfolio Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. Portfolio Funds are subject to the risk that issuers of the instruments in which they invest and trade may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Portfolio Fund will not sustain a loss on a transaction as a result.

When-Issued and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur on a certain date after the date of the commitment to purchase (typically one or two months later). The payment obligation and the interest rate receivable with respect to such purchases are determined when the Portfolio Fund enters into the commitment, but the Portfolio Fund does not make payment until it receives delivery from the counterparty. A Portfolio Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place. A Portfolio Fund may incur a gain or loss if it disposes of the right to acquire a when-issued security prior to its acquisition. In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Portfolio Fund. In such cases, the Portfolio Fund may incur a loss. No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Portfolio Fund.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of a Portfolio Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund may incur a loss.

Other Risks

Investing in the Master Fund involves risks other than those associated with investments made by the Portfolio Funds. Some of these risks are described below:

Incentive Allocation Arrangements

Each Portfolio Fund Manager may receive a performance or incentive allocation generally equal to 20% to 30% of the net profits earned by the Portfolio Fund that it manages. These performance incentives may create an incentive for the Portfolio Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, performance incentives will be calculated based on realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.

Availability of Investment Opportunities

The business of identifying and structuring investments of the types contemplated by the Master Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. No assurance can be made that the Master Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its purchases. Other investment vehicles managed or advised by the Investment Manager and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. The Investment Manager will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for a Portfolio Fund is difficult and involves a high degree of uncertainty. Even if a Portfolio Fund Manager identifies an attractive investment opportunity, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Control Positions

Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Portfolio Funds, those Portfolio Funds would likely incur losses on their investments.

Inadequate Return

No assurance can be given that the returns on the Master Fund’s investments will be proportionate to the risk of investment in the Master Fund. Potential Shareholders should not commit money to the Master Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information

From time to time, the Master Fund or a Portfolio Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Master Fund or a Portfolio Fund has invested or may invest. The possession of such information may limit the Master Fund’s or the Portfolio Fund’s ability to buy or sell securities of the issuer.

Recourse to the Master Fund’s Assets

The Master Fund’s assets, including any investments made by the Master Fund and any interest in the Portfolio Funds, are available to satisfy all liabilities and other obligations of the Master Fund. If the Master Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Master Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies

The Investment Manager expects that the Master Fund will participate in multiple investments. The Master Fund may, however, make investments in a limited number of the Portfolio Funds and Portfolio Funds may make investments in a limited number of portfolio companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Master Fund. In addition, the Master Fund may invest a substantial portion of its assets in Portfolio Funds that follow a particular investment strategy. In such event, the Master Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Master Fund’s assets were invested more broadly among Portfolio Funds pursuing various investment strategies.

Tax Risks

Special tax risks are associated with an investment in the Master Fund. The Master Fund intends to qualify and elect to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Master Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Master Fund obtain information from or about the Portfolio Funds in which the Master Fund is invested.

The Master Fund may invest in Portfolio Funds treated as partnerships for U.S. federal income tax purposes. In such cases, the Master Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test. Income derived by the Master Fund from an investment in a partnership is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Master Fund. Although some Portfolio Fund strategies (e.g. long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be “good” income for RIC qualification purposes. The Master Fund also will need to rely upon information reported to it by partnership Portfolio Funds for purposes of determining income required to be distributed by the Master Fund for RIC qualification purposes, for purposes of avoiding corporate income tax and for purposes of avoiding the nondeductible 4% excise tax, and such Portfolio Funds may not provide the necessary information within the time period needed by the Master Fund for such purposes.

If before the end of any quarter of its taxable year, the Master Fund believes that it may fail the asset diversification requirement, the Master Fund may seek to take certain actions to avert such a failure. The Master Fund may try to acquire additional interests in Portfolio Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Master Fund to pursue because the Master Fund may redeem its interest in a Portfolio Fund only at certain times specified by the governing documents of each respective Portfolio Fund. While relevant tax provisions afford the Master Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period. In certain cases, the Master Fund may be afforded a longer cure period under savings provisions contained in the Regulated Investment Company Modernization Act of 2010. However, the Master Fund may be subject to a penalty tax in connection with its use of those savings provisions.

If the Master Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Master Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Master Fund’s Shares and the amount of the Master Fund’s distributions. In addition, the Master Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Master Fund does not receive accurate information from the Portfolio Funds and the Master Fund risk failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income.

In addition, the Master Fund invests in Portfolio Funds located outside the United States, which will be treated as passive foreign investment companies (“PFICs”). The Master Fund’s investment in PFICs may involve costs or other inefficiencies, including U.S. withholding taxes and certain foreign taxes that the Master Fund does not incur when it invests in domestic Portfolio Funds. Such costs and inefficiencies could reduce the return on the Master Fund’s investment in such Portfolio Funds. See “Tax Considerations - Passive Foreign Investment Companies”.

The success of a Portfolio Fund’s investment and trading activities will depend on the ability of the relevant Portfolio Fund Manager to identify investment opportunities and to exploit price discrepancies in capital markets, or specific sectors thereof. The Master Fund should be considered a speculative investment, and you should invest in the Master Fund only if you can sustain a complete loss of your investment.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Master Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Master Fund. Prospective Shareholders should read this entire Registration Statement and consult with their own advisors before deciding whether to invest in the Master Fund. In addition, as the Master Fund’s investment program or market conditions change or develop over time, an investment in the Master Fund may be subject to risk factors not described in this Registration Statement.

ITEM 9. MANAGEMENT

ITEM 9.1(a)

The Board of Trustees

The Master Fund’s Board has overall responsibility for the management and supervision of the business operations of the Master Fund and monitoring and overseeing the Master Fund’s investment program. A majority of the Trustees are Independent Trustees. To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Master Fund, the Investment Manager or any committee of the Board.

ITEM 9.1 (b) and (c)

The Investment Manager

Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Investment Manager is responsible for the management and operation of the Master Fund and the selection of the Portfolio Funds and Portfolio Fund Managers with which the Master Fund invests its assets pursuant to the Investment Management Agreement (as defined below).

The Investment Manager is registered as an investment adviser under the Advisers Act and has principal offices at 9711 Washingtonian Blvd., Suite 400, Gaithersburg, Maryland 20878. The Investment Manager also is registered with the CFTC as a commodity pool operator and swap firm and is a member of the National Futures Association as well as registered with the SEC as a broker-dealer and is a member of FINRA. The Investment Manager provides investment advisory services for public and private commodity pools and registered investment companies.

The Investment Manager’s Investment Committee members responsible for management, selection and oversight of the Master Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. The Investment Manager and its personnel maintain relationships with a large number of managers. The Investment Manager believes that, among other things, as a result of these contacts the Master Fund should have access to a large number of Portfolio Funds from which to select. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin and Michael D. Bulley. Mr. Dolfin has the primary investment responsibility for the Master Fund. The Investment Manager’s investment professionals will devote such time to the ongoing operations of the Master Fund as they deem appropriate in order to implement and monitor their investment program.

The personnel of the Investment Manager who have primary responsibility for management of the Master Fund are:

Kenneth E. Steben is the President and Chief Executive Officer of the Investment Manager. Mr. Steben received his Bachelor’s Degree in Interdisciplinary Studies, with a concentration in Accounting in 1979 from Maharishi University of Management. He holds his Series 3, 5, 7, 24, 63 and 65 FINRA licenses, and has been a CFTC listed Principal and registered as an Associated Person of Steben & Company since March 15, 1989.

John Dolfin is Director of Research at Steben & Company. Mr. Dolfin earned a Bachelor’s degree in Philosophy, Politics and Economics from Oxford University in 1993, and a Masters in Economics from Yale University in 1996. Previously, he served as Director and Head of Macro and CTA Strategies at Merrill Lynch Wealth Management, a financial advisory firm, from July 2006 to June 2010.  More recently, he served as Managing Director in the Liquid Strategies Group at SAFANAD Inc., an investment management firm, from June 2010 to February 2011.  From March to July 2011, he was engaged in various personal projects. Mr. Dolfin has been a CFA charter holder since 2005 and has been a CFTC listed Principal of Steben & Company since July 2, 2012.

Michael D. Bulley is Senior Vice President of Research and Risk Management, and a Director. He received his Bachelor’s degree in Electrical Engineering from the University of Wisconsin – Madison in 1980 and his Master’s in Business Administration with a concentration in Finance from Johns Hopkins University in 1998. Mr. Bulley is a CAIASM designee and Member of the Chartered Alternative Investment Analyst Association®. Mr. Bulley joined Steben & Company in November 2002, and holds Series 3, 7, 28 and 30 FINRA licenses. Mr. Bulley has been a CFTC listed Principal since February 11, 2003 and registered as an Associated Person of Steben & Company since January 18, 2003.

Additional information about the Investment Committee members’ and portfolio manager’s compensation, other accounts they manage and their ownership of Shares in the Master Fund is provided below in Item 21. A discussion of the factors considered by the Trustees when last approving the Investment Management Agreement will be contained in the shareholder report of the Master Fund covering the period ending September 30, 2013.

In consideration of the advisory and other services provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Investment Manager a monthly fee of 1.25% on an annualized basis of the net asset value of outstanding Shares of the Master Fund determined as of the last calendar day of that month before giving effect to any purchases or repurchases of Shares or any distributions by the Master Fund. The Management Fee is paid out of and reduces the Master Fund’s net assets.

ITEM 9.1(d) and (e)

Other Service Providers to the Master Fund

Administrator and Transfer Agent. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the Administrator and Transfer Agent of the Master Fund (“Administrator”) and has the responsibility for providing administrative transfer agency services, including dividend reinvestment administration and transfer agent services, and for assisting the Master Fund with its operational needs, pursuant to the Administration Agreement. In consideration for these services, the Master Fund pays the Administrator’s monthly Administration Fee, which is based on the month-end net assets of the Master Fund. In addition, the Administrator charges a fee for certain other services, and is entitled to reimbursement of certain expenses.

Custodian. U.S. Bank, N.A. serves as the Custodian. The Custodian’s principal business address is 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212.

ITEM 9.1 (f)

The Master Fund will bear all of the expenses of its own operations, including, but not limited to, the investment management fee payable to Steben & Co., Inc. (the “Investment Manager”), the Master Fund’s investment adviser, administration fees paid to the Master Fund’s administrator, and accounting, brokerage, custody, transfer, registration, interest, legal, accounting, audit, tax preparation, investment banking, research, indemnification, tax and other operational expenses, finder’s fees, broker-dealer expenses and extraordinary expenses.

ITEM 9.1 (g)

See response to Item 22 below.

ITEM 9.2. NON-RESIDENT MANAGERS

Not applicable.

ITEM 9.3 CONTROL PERSONS

See response to Item 19 below. To the extent that any investor is the beneficial owner of more than 25% of the outstanding Shares of the Master Fund, such investor may be deemed to be a “control person” of the Master Fund for purposes of the 1940 Act.

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

ITEM 10.1. CAPITAL STOCK

The Master Fund is organized as a Delaware statutory trust and intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. The Master Fund’s Declaration of Trust is attached as an exhibit hereto and is incorporated herein by reference. Additional information in response to this item is included in Item 10.4 below

Distribution Policy

Dividends will generally be paid at least annually on the Master Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Master Fund invests will not pay any dividends, and this, together with the Master Fund’s expenses, means that there can be no assurance the Master Fund’s will have substantial income or pay dividends. The Master Fund is not a suitable investment for any investor who requires dividend income.

It is anticipated that any gains or appreciation in the Master Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share (or portion thereof) that you own will be reduced by the amount of the distributions or dividends that you actually or constructively receive from that Share (or portion thereof).

Automatic Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan established by the Master Fund, each Shareholder will automatically be a participant under the Dividend Reinvestment Plan and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the Dividend Reinvestment Plan and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Master Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the Dividend Reinvestment Plan, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the Dividend Reinvestment Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the Dividend Reinvestment Plan.

Shares will be issued pursuant to the Dividend Reinvestment Plan at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Master Fund before the record date to be effective for that dividend or capital gain distribution. The Master Fund may terminate the Dividend Reinvestment Plan at any time upon written notice to the participants in the Dividend Reinvestment Plan. The Master Fund may amend the Dividend Reinvestment Plan at any time upon 30 day’s written notice to the participants. Any expenses of the Dividend Reinvestment Plan will be borne by the Master Fund.

ITEM 10.2. LONG-TERM DEBT.

Not applicable.

ITEM 10.3. GENERAL.

Not applicable.

ITEM 10.4. TAXES.

TAX CONSIDERATIONS

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Master Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. There may be other tax considerations applicable to particular Shareholders, including foreign Shareholders (as defined below). Shareholders should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Master Fund.

Qualification as a Regulated Investment Company

The Master Fund intends to elect to be treated and to qualify annually for treatment as a RIC under Subchapter M of the Code. In order for the Master Fund to so qualify, it must meet an income and asset diversification test each year. To satisfy the income test, the Master Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Master Fund must diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Master Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Master Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Master Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”. For these purposes, the Master Fund will be considered to control any corporation of which the Master Fund owns 20% or more of the voting power.

In general, for purposes of the 90% gross income test described above, income derived from an entity treated as a partnership for U.S. federal income tax purposes will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Master Fund.

For each taxable year that the Master Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its Shareholders, if it distributes at least 90% of the sum of its investment company taxable income (without regard to the deduction for dividends paid) and any net tax-exempt interest income for that year in the form of dividends (the “distribution requirement”). The Master Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the distribution requirement.

The Master Fund currently intends to distribute all realized net capital gain each year. If, however, the Master Fund’s Board determines for any taxable year to retain all or a portion of the Master Fund’s net capital gain, that decision will not affect the Master Fund’s ability to qualify for treatment as a RIC, but will subject the Master Fund to a maximum tax rate of 35% of the amount retained. In that event, the Master Fund expects to designate the retained amount as undistributed capital gains in a notice to its Shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Master Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a Shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the Shareholder’s gross income.

Failure to Qualify as a Regulated Investment Company

Failure of the Master Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Master Fund’s Shareholders. If the Master Fund were to fail to meet the income, diversification or distribution test described above, the Master Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Master Fund were ineligible to or otherwise were not to cure such failure for any year, or if the Master Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Master Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Passive Foreign Investment Companies

The Master Fund will invest in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes, and Portfolio Funds themselves may invest in entities that are classified as PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A U.S. investor in a PFIC is subject to federal income tax on its PFIC-related income under one of three alternative tax treatments – “excess distribution” treatment, “qualified electing fund” treatment, or “mark-to-market” treatment, each of which is described below. The Master Fund expects to make mark-to-market elections with respect to most of its PFIC investments.

Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC. This tax cannot be eliminated by making distributions to Fund Shareholders. However, the Master Fund may elect to avoid the imposition of that tax. For example, the Master Fund may elect to treat a PFIC as “qualified electing fund” (i.e., make a “QEF election”), in which case the Master Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Master Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Master Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Master Fund. In such a case, the Master Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Master Fund as a dividend to its Shareholders. By making the mark-to-market election, the Master Fund may be required to recognize income (which generally must be distributed to the Master Fund’s Shareholders) in excess of the distributions that it receives from the PFIC. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Master Fund will be successful in this regard, and the Master Fund may not be able to maintain its status as a RIC.

Partnerships

The Master Fund may invest in Portfolio Funds treated as partnerships for U.S. federal income tax purposes. In such cases, the Master Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test. Income derived by the Master Fund from an investment in a partnership is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Master Fund. Although some Portfolio Fund strategies (e.g., long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be “good” income for RIC qualification purposes. Similarly, the Master Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Master Fund’s asset diversification. The Master Fund will closely monitor its investments in funds that are treated as partnerships in order to assure the Master Fund’s compliance with Subchapter M requirements. The Master Fund also will need to rely upon information reported to it by partnership Portfolio Funds for purposes of determining income required to be distributed by the Master Fund for RIC qualification purposes, for purposes of avoiding corporate income tax and for purposes of avoiding the nondeductible 4% excise tax, and such Portfolio Funds may not provide the necessary information within the time period needed by the Master Fund for such purposes.

Foreign Taxes

Gains or losses attributable to fluctuations in exchange rates between the time the Master Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Master Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to Shareholders.

The Master Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Master Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Excise Tax

The Master Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Master Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Master Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Master Fund and received by the Shareholders on December 31 if it is declared by the Master Fund in October, November or December of such year, made payable to Shareholders of record on a date in such a month and paid by the Master Fund during January of the following year. Any such distribution thus will be taxable to Shareholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Master Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If a portion of the Master Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Master Fund to corporate Shareholders, if properly reported, may qualify for the dividends received deduction, provided holding period and other requirements are met by both the Master Fund and the Shareholders. In addition, distributions of investment company taxable income reported by the Master Fund as derived from “qualified dividend income” (defined below) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Master Fund and the Shareholder, although such income will not be considered long-term capital gains for other federal income tax purposes. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. There can be no assurance of what portion, if any, of the Master Fund’s distributions will qualify as qualified dividend income. There are special rules for passing through qualified dividend income in the case of a RIC that invests more than 50% of its assets in other RICs.

Distributions

Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that are reported by the Master Fund as capital gain dividends will be treated as long-term capital gains includible in and taxable at the reduced rates applicable to net capital gains in the hands of holders regardless of the Shareholders’ respective holding periods for their Shares. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Shareholders as ordinary income. Distributions, if any, in excess of the Master Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a Shareholder’s Shares and, after that basis has been reduced to zero, will constitute a capital gain to the Shareholder (assuming the Shares are held as a capital asset).

Distributions are taxable in the same manner, whether Shareholders receive cash or reinvest the distributions in additional Shares through the Plan (described above). Shareholders will be notified annually as to the U.S. federal tax status of distributions. Shareholders subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend) to the extent of the Master Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Sale or Exchange of Shares

The sale or other disposition of Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefore and their respective basis in such Shares. If the Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. A redemption (including a redemption resulting from a tender offer or liquidation of the Master Fund), if any, of Shares by the Master Fund generally will give rise to capital gain or loss if, after the redemption, the Shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Shares in the Master Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Shares may be disallowed if other substantially identical shares are acquired (including through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Plan) within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

Income from Repurchases and Transfers of Shares

From time to time, the Master Fund intends to make a tender offer for its Shares (as described above). Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Master Fund.

Information Reporting and Backup Withholding

The Master Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to Shareholders who fail to provide the Master Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Master Fund or a Shareholder has been notified by the U.S. Internal Revenue Service (the “IRS”) that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than capital gain dividends paid to a Shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign Shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Master Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. In the case of a foreign Shareholder, the Master Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign Shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN). Effective for taxable years of the Master Fund beginning before January 1, 2014, the Master Fund is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign Shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the Master Fund properly reports such distributions in a written notice to Shareholders. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Master Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

If any distributions received by a foreign Shareholder from the Master Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign Shareholder would generally be taxed on such amounts at the same rates applicable to U.S. Shareholders. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign Shareholder that is a corporation.

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

Other Tax Matters

Very generally, special tax rules apply if the Master Fund holds “U.S. real property interests” (“USRPIs”) (or if the Master Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Master Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign Shareholder. Furthermore, the foreign Shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares – at regular U.S. federal income tax rates. The Master Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Tax-exempt entities, including tax-advantaged retirement plans (see “ERISA Considerations” below), may purchase Shares if they are accredited investors. Under current law, the Master Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Master Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt Shareholder may also recognize UBTI if the Master Fund were to recognize “excess inclusion income.”

Shareholders are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Shares.

Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Master Fund.

ITEM 10.5. OUTSTANDING SECURITIES.

Title of Class	Authorized	Amount of Shares Held by the Master Fund for its Account	Amount of Shares Outstanding as of July 15, 2013
Shares of Beneficial Interest	Unlimited	0 Shares	10,000 Shares

ITEM 10.6. SECURITIES RATINGS.

Not applicable.

ITEM 11. DEFAULTS AND ARREARS ON SENIOR SECURITIES.

Not applicable.

ITEM 12. LEGAL PROCEEDINGS.

Not Applicable.

ITEM 13. TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION (“SAI”).

Not applicable.

ITEM 14. COVER PAGE OF SAI.

Not applicable.

ITEM 15. TABLE OF CONTENTS.

Not applicable.

ITEM 16. GENERAL INFORMATION AND HISTORY.

Not applicable.

ITEM 17. INVESTMENT OBJECTIVES AND POLICIES.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Master Fund are set forth in Item 8 above.

Additional Methods of Investing in Portfolio Funds

The Master Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Master Fund. On occasions where the Investment Manager determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Master Fund may invest in a Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of a Portfolio Fund. In each case, a counterparty would agree to pay to the Master Fund a return determined by the return of the Portfolio Fund, in return for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Master Fund’s investment. There can be no assurance that the Master Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Master Fund’s value may decrease as a result of such indirect investment. When the Master Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Master Fund may be subject to additional regulations.

Applicability of Investment Company Act Limitations

For purposes of determining compliance with Master Fund’s investment restrictions and certain investment limitations under the Investment Company Act, including for example, leverage limitations, the Master Fund will not “look through” Portfolio Funds in which it invests, except for: (i) to any extent such an investment may be allowed, Portfolio Funds managed or distributed by the Master Fund’s Investment Manager or its affiliates; and (ii) any subsidiary vehicles established to pursue the Master Fund’s investment program. Portfolio Funds are not subject to the Master Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act or the Code. If, in the future, the Master Fund obtains exemptive relief to permit the Master Fund or the Investment Manager to enter into advisory arrangements with sub-advisers without first obtaining the approval of Shareholders, the Master Fund generally will “look through” to the underlying investments of accounts or vehicles established to facilitate the management of the Master Fund’s assets by such sub-advisers.

The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Master Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Master Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

As registered investment companies, the Master Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Master Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Master Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Master Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Master Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Master Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Master Fund may use money market instruments, as well as other liquid assets, to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the short-term debt securities (or any other liquid asset segregated) may not be used for other operational purposes. The Investment Manager will monitor the Master Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of investments.

FUNDAMENTAL POLICIES

The Master Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Master Fund’s outstanding voting securities (as defined by the Investment Company Act). These investment restrictions are only applicable to the Master Fund and not to the Portfolio Funds. The investment objective of the Master Fund is not fundamental and may be changed without a vote of a majority of the Master Fund’s outstanding voting securities.

The Master Fund may not:

•	Issue any senior security (as that term is defined in the Investment Company Act) or borrow money, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

•	Underwrite securities of other issuers, except insofar as the Master Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

•	Make loans of money or securities to other persons, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief or through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Master Fund’s investment policies.

•	Purchase or sell real estate, except that (1) it may dispose of real estate acquired as a result of the ownership of securities or other instrument and (2) the Master Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts. This restriction does not prohibit the Master Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies (including Portfolio Funds) that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

•	Invest in commodities or commodity contracts, except (1) to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief and (2) that the Master Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•	Invest 25% or more of the value of its total assets in the securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to tax-exempt municipal securities) of issuers engaged in any single industry or group of related industries, except that the Master Fund may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries. For purposes of this restriction, the Master Fund’s investments in Portfolio Funds are not deemed to be investments in an industry.

Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Master Fund, means the vote, at an annual or a special meeting of the security holders of the Master Fund duly called: (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Master Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Master Fund, whichever is less.

With respect to these policies and other policies and investment restrictions described herein (except the Master Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The Master Fund’s investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds in which assets of the Master Fund are invested, but will apply to investments made by the Master Fund directly (or any account consisting solely of the Master Fund’s assets). The Portfolio Funds may have different or contrary investment policies. The Investment Manager will not cause the Master Fund to make loans to or receive loans from the Investment Manager or its affiliates, except to the extent permitted by the Investment Company Act or as otherwise permitted by applicable law.

The Master Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Master Fund’s or the Portfolio Funds’ investment objectives will be achieved or that their investment programs will be successful. In particular, each Portfolio Fund Manager’s use of leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, result in significant losses to the Master Fund. Shareholders should consider the Master Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment.

ITEM 18. MANAGEMENT.

BOARD OF TRUSTEES, OFFICERS AND PORTFOLIO MANAGEMENT

The Master Fund’s operations are managed under the direction and oversight of the Master Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Master Fund’s Board has overall responsibility for monitoring and overseeing the investment program of the Master Fund and its management and operations. The Board will monitor and oversee the business affairs of the Master Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are customarily exercised by the directors of an investment company registered under the Investment Company Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund’s business. The Trustees who are not “interested persons” within the meaning of the Investment Company Act are identified as Independent Trustees of the Board.

Biographical Information

Certain biographical and other information relating to Trustees of the Master Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) and any public Director/Trusteeships. The information in the table is current as of July 1, 2013. Unless otherwise noted, each Trustee or officer has served in his current principal occupation or (for Trustees) other directorships for the last five years. All persons named as Fund Trustees also serve in similar capacities for other SCI Advised Funds. The address of each Trustee and officer is c/o Steben Select Multi-Manager Fund, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878.

Independent Trustees*

Name and Year of Birth	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
George W. Morriss# Age: 65	Trustee (Since 2013)	Trustee of Neuberger & Berman Funds, since 2007; Adjunct Faculty Member, Columbia University School of International and Policy Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	3	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.
Mark E. Schwartz# Age: 66	Trustee (Since 2013)	President, TriCapital Advisors, Inc., since 2006.	3	Steben Alternative Investment Funds (investment company) (one fund)

Interested Trustees*

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Kenneth E. Steben** Age: 58	Trustee and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	3	Steben Alternative Investment Funds (investment company) (one fund)

*	There is no stated term of office for the Master Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.
**	Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.
#	Member of the Audit Committee and the Governance and Nominating Committee.

Officers of the Master Funds Who Are Not Trustees

Name and Age	Position(s) Held with Fund (Since)	Principal Occupation(s) During the Past 5 Years
Francine J. Rosenberger Age: 45	Chief Compliance Officer (“CCO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013, Partner, K&L Gates LLP (law firm) from January 2013 to prior to 2007.
Carl Serger Age: 53	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Independent Consultant in 2007; Senior VP and CFO, Ebix (software company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology platform company) from 1999 to 2006.

Board Structure and Role of the Board of Trustees

The Board of Trustees’ primary role is oversight of the management of the Master Fund. As is the case with virtually all investment companies, the Master Fund’s service providers, primarily the Investment Manager and its affiliates, have responsibility for the Master Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Master Fund and its service providers.

Experience, Qualifications, Attributes and Skills of the Master Fund’s Trustees. The Nominating Committee, which is comprised of Independent Trustees, is responsible for reviewing the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and will conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Master Fund.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allows the Board to operate effectively in governing the Master Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such.

In determining whether a particular Trustee is qualified to serve as a Trustee, the Board will consider a variety of criteria, none of which, in isolation, is controlling. In addition, the Board may take into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Master Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Investment Manager, other service providers, counsel and the Master Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives.

Board Structure and Oversight Function. The Board is responsible for oversight of the Master Fund. The Master Fund has engaged the Investment Manager to manage the Master Fund’s portfolio on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and the Master Fund’s other service providers in accordance with the Master Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act, and other applicable federal, state and other securities and other laws, and the Master Fund’s Declaration of Trust and bylaws. The Board meets in-person periodically throughout the year. The Independent Trustees also will regularly meet without the presence of any representatives of management. The Board has established three standing committees - the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is comprised exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Interested Trustee serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management and the Independent Trustees, presiding at each Board meeting, and facilitating communication and coordination between the Independent Trustees and management.

The Trustees believe that the structure of the Board and committees is appropriate and facilitates the orderly and efficient flow of information to and from the Trustees to the Investment Manager and other service providers with respect to services provided to the Master Fund, potential conflicts of interest that could arise from these relationships and other risks that the Master Fund may face. The Trustees also believe that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Master Fund’s operations is important, in light of the size and complexity of the Master Fund and the Feeder Funds and the risks that the Master Fund faces. The Board and its committees will review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Master Fund, and the environment in which the Master Fund operates and evolves.

Risk Oversight. The Master Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Master Fund resides with the Investment Manager or other service providers (depending on the nature of the risk) subject to supervision by the Investment Manager. The Board has charged the Investment Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Master Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Master Fund’s investment program and operations and will be addressed as part of various regular Board and committee activities. The Master Fund’s investment management and business affairs are carried out by or through the Investment Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Master Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Master Fund’s Chief Compliance Officer, the Master Fund’s independent registered public accounting firm, and internal auditors for the Investment Manager, as appropriate, regarding risks faced by the Master Fund and the Investment Manager’s risk management programs.

Not all risks that may affect the Master Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Master Fund or the Investment Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Master Fund’s goals. As a result of the foregoing and other factors the Master Fund’s ability to manage risk is subject to substantial limitations.

As noted above, the Board has three standing committees - an Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. Each of the Committees is comprised solely of Independent Trustees and the members of the committees are identified below. Additional information about the committees is provided below.

Audit and Compliance Committee. The Trust has an Audit and Compliance Committee, consisting of Messrs. Morriss and Schwartz. The members of the Audit and Compliance Committee are Independent Trustees. The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audits; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements, internal control over financial reporting and independent audits; and addressing any other matters regarding audits and compliance.

Nominating Committee. The Trust has a Nominating Committee, consisting of Messrs. Morriss and Schwartz. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee, consisting of the members of the Audit and Compliance Committee – Messrs. Morriss and Schwartz. The members of the Qualified Legal Compliance Committee are Independent Trustees. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee.  The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

George W. Morriss: Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. He has investment management experience as a portfolio manager managing personal and institutional funds. He has served as a member of a committee of representatives from companies listed on NASDAQ. He has served as a member of the board of funds of hedge funds. He has an advanced degree in finance. He has served as a Fund Trustee for multiple years.

Mark E. Schwartz: Mr. Schwartz has experience in senior management and as president of an investment advisory firm. He has investment management experience as a portfolio manager managing separate accounts, holding designations as a Certified Fund Specialist (CFS) and Chartered Retirement Planning Counselor (CRPC). He has served as a non-compensated advisor to the University of Maryland College Park Foundation Investment Committee. He also has extensive broker-dealer experience.

Kenneth E. Steben: Mr. Steben has investment management and senior management experience as the founder and president of Steben. He also serves on Steben’s Investment Committee.

Trustees’ Holdings

The dollar range of equity securities of the Master Fund owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Master Fund as of July 1, 2013(1)(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex as of July 1, 2013(1)(2)
Independent Trustees
George W. Morriss	None	None
Mark E. Schwartz	None	None
Trustees who are “Interested Persons” (2)
Kenneth E. Steben	None	None

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of investments made by the Investment Manager beneficially owned and personal investments.

Independent Trustee Ownership of Securities

As of July 1, 2013, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Investment Manager or Distributor, or an entity controlling, controlled by or under common control with the Investment Manager or Distributor (not including registered investment companies).

As a group, the Trustees and Officers held no outstanding Shares of the Master Fund as of July 1, 2013.

Compensation for Trustees

The Independent Trustees are paid annual compensation for service on the Board and its Committees in an annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two Independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Master Fund reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Master Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

The following table sets forth estimated compensation to be paid to the Independent Trustees and officers during the Master Fund’s first fiscal period. The Master Fund has no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from the Master Fund	Total Compensation from the Master Fund and Fund Complex
George W. Morriss	$15,000	$30,000
Mark E. Schwartz	$7,500	$15,000

PROXY VOTING POLICIES AND PROCEDURES

The Master Fund invests a substantial portion of its assets in securities of Portfolio Funds. These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. However, the Investment Manager and/or the Master Fund may, under some circumstances, receive proxies from certain Portfolio Funds and other issuers. The Board has delegated to the Investment Manager authority to vote all proxies relating to the Master Fund portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting set out in the Appendix A to this Registration Statement. Information on how the Master Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, 2014 will be available on Form N-PX without charge by calling 800-726-3400, or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this Registration Statement.

CODE OF ETHICS

The Master Fund’s Board has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and has also approved the Code of Ethics of the Investment Manager that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. The codes of ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Master Fund.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also are available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this Registration Statement.

ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Investment Manager provided the initial seed capital investment in the Master Fund, and accordingly, is the sole shareholder of the Master Fund as of July 24, 2013, and therefore a control person. The Feeder Fund and Steben Select Multi-Strategies Partners, L.P. intend to invest substantially all of their investable assets in the Master Fund and, once Master Fund operations have commenced, may hold 25% or more of the Master Fund’s Shares.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES.

MANAGEMENT AGREEMENT

Pursuant to the management agreement between the Master Fund and the Investment Manager, the Investment Manager provides investment advisory services to the Master Fund (the “Management Agreement”). The Management Agreement provides that, subject to the supervision of the Master Fund’s Board, the Investment Manager is responsible for management and oversight of the Master Fund’s portfolio. Under the terms of a Management Agreement, the Investment Manager allocates Fund assets and monitors regularly each Portfolio Fund to determine whether its investment program is consistent with the Master Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Investment Manager may reallocate assets among Portfolio Funds, terminate relationships with Portfolio Funds and select additional Portfolio Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Investment Manager and any director, officer or employee of the Investment Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Master Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Master Fund. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund, the Investment Manager or any partner, director, officer or employee of the Investment Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

In consideration of the investment advisory services provided by the Investment Manager, the Master Fund pays the Investment Manager a monthly fee at the annual rate of 1.25% of an aggregate of the Master Fund’s net assets determined as of the last day of a calendar month and adjusted for purchases and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will continue in effect from year to year thereafter if approved annually (a) by the Board or by a majority of the outstanding shares of the Master Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Master Fund.

A discussion regarding the basis of the Board’s approval of the Management Agreement will be available in the Master Fund’s first shareholder report following the date of this Registration Statement.

ADMINISTRATION AND TRANSFER AGENT

The Master Fund has entered into an Administration Agreement with the U.S. Bancorp Fund Services, LLC (“Administrator”). Pursuant to the terms of the Administration Agreement, the Administrator has the responsibility for providing administrative services, and for assisting the Master Fund with its operational needs, pursuant to the Administration Agreement. The Administration Agreement will remain in effect for at least a three-year period (subject to either party’s ability to terminate the agreement due to a material, uncured breach by the other party), and thereafter will automatically renew for successive one-year terms unless written notice of non-renewal is provided no later than ninety days prior to the expiration of the term.

Under the Administration Agreement, the Administrator is responsible for, among other things: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including with regard to reinvestment of dividends under the Dividend Reinvestment Plan; (2) providing the Master Fund with certain administrative, clerical, recordkeeping and bookkeeping services; (3)  computing the NAV of the Master Fund; (4) preparing accounting information, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Master Fund, quarterly reports of the operations of the Master Fund and maintaining information to facilitate the preparation of annual tax returns; (5) providing regulatory compliance and assisting in the preparation of certain regulatory filings; and (6) performing additional services, as agreed upon, in connection with the administration of the Master Fund.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”) serves as custodian for the Master Fund. Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of the Master Fund, holds and transfers portfolio securities on account of the Master Fund, accepts receipts and makes disbursements of money on behalf of the Master Fund, collects and receives all income and other payments and distributions on account of the Master Fund’s securities. The Master Fund also may enter into principal transactions with one or more affiliates of the Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND LEGAL COUNSEL

The Board has selected KPMG LLP as the independent registered public accounting firm of the Master Fund. KPMG LLP’s principal business address is 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215. K&L Gates LLP, Washington, DC, serves as legal counsel to the Master Fund.

ITEM 21. PORTFOLIO MANAGERS.

Other Accounts Managed by the Investment Committee Members

Certain Investment Committee Members, who are primarily responsible for the management of the Master Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of June 30, 2013: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Members and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Investment Committee Member	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000’s omitted)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (000,000’s omitted)
Kenneth E. Steben	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$224,186	0	$224,186
	Other Accounts:	0	$0	0	$0
John Dolfin	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$0	0	$0
	Other Accounts:	0	$0	0	$0
Michael Bulley	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$293,458	3	$293,458
	Other Accounts:	0	$0	0	$0

Securities Ownership of Investment Committee Members

Because the Master Fund did not commence operations prior to the date of this Registration Statement, no member of the Investment Committee owns Shares.

Conflicts of Interest of the Investment Manager

As an investment adviser and fiduciary, the Investment Manager owes its clients and shareholders an undivided duty of loyalty. The Investment Manager recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Master Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Investment Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Investment Manager has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Investment Manager own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, the Investment Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Investment Manager. The Investment Manager’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Investment Manager.

Managing Multiple Accounts for Multiple Clients. The Investment Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. These conflicts increase where, as here, an investment professional receives performance-based compensation from some accounts but not from others, or receives asset-based compensation from accounts with different advisory fees. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles, such as hedge funds. Among other things, investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Investment Manager routinely are required to select and allocate investment opportunities among accounts. The Investment Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to Portfolio Funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Investment Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Investment Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Investment Manager could share in investment gains.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Master Fund.

Compensation to Investment Committee Members

The Investment Manager’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for the Investment Manager’s clients, including shareholders of the Master Fund. Except as described below, investment professionals do not receive any direct compensation based upon the investment returns of any individual client account.

Mr. Steben indirectly owns equity interests in the Investment Manager. As it relates to the Master Fund and the Fund Complex, Mr. Dolfin receives all of his compensation based on the size of the Master Fund and of other funds managed by or for which the Investment Manager serves as general partner and the management and advisory fees charged thereon. Mr. Bulley is entitled to conditional compensation based on the size of the assets under management for certain funds and separately managed accounts. Mr. Bulley is paid a base salary and certain distributions on an annual basis. These individuals, among others, are responsible for the investment processes and management of the Investment Manager. Messrs. Steben, Dolfin and Bulley believe that to the extent that they are successful in their investment endeavors, the greater the amount of assets over time and the more significant their compensation will be from the Investment Manager.

Contributions under the Investment Manager’s 401(k) Plan. The contributions are matching up to a certain percentage of contributions based.

ITEM 22. BROKERAGE ALLOCATION AND OTHER PRACTICES.

BROKERAGE TRANSACTIONS

Subject to policies established by the Board, the Investment Manager is primarily responsible for the execution of the Master Fund’s portfolio transactions and the allocation of any brokerage. Because the Investment Manager expects that most of the Master Fund’s purchases of securities will be made directly from the issuer (i.e., the Portfolio Funds), the Investment Manager expects to engage in transactions using a broker on a more limited basis. Nevertheless, the Master Fund anticipates that some of its portfolio transactions may be subject to expenses.

When engaging in brokerage transactions, the Master Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Master Fund. When possible, the Master Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Master Fund to seek to obtain best execution in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Master Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Master Fund will not necessarily be paying the lowest spread or commission available.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Investment Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Master Fund nor the Investment Manager has entered into any agreements or understandings with any brokers regarding the placement of securities transactions based on research services they provide. To the extent that brokers supply investment information to the Investment Manager for use in rendering investment advice to the Master Fund, such information may be supplied at no cost to the Investment Manager, and therefore may have the effect of reducing the expenses of the Investment Manager in rendering advice to the Master Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Investment Manager probably does not reduce the overall expenses of the Investment Manager to any material extent.

The investment information provided to the Investment Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is designed to augment the Investment Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Master Fund effects securities transactions are used by the Investment Manager in carrying out its investment responsibilities with respect to all its client accounts.

Research services furnished by broker-dealers could be useful and of value to the Investment Manager in servicing its other clients as well as the Master Fund; but, on the other hand, certain research services obtained by the Investment Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Master Fund.

Investment decisions for the Master Fund are made independently of those of other investment companies and other advisory accounts managed by the Investment Manager. It may happen, on occasion, that the same security is held in the portfolio of the Master Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Investment Manager, particularly when a security is suitable for the investment objectives of more than one such company or account. When two or more companies or accounts managed by the Investment Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts as to both amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Master Fund or the size of the position obtainable for the Master Fund.

Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Manager expects that each Portfolio Fund Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Investment Manager can give no assurance that a Portfolio Fund Manager will adhere to, and comply with, the described practices. The Investment Manager generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain best execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds may select brokers on a basis other than that outlined above and may receive services (other than research as described in the following paragraph) that benefit the Portfolio Fund Manager rather than its Portfolio Fund. The Investment Manager may consider the adequacy of the broker selection process employed by a Portfolio Fund Manager, as well as the above principles, as a factor in determining whether to invest in a Portfolio Fund. Each Portfolio Fund Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best execution, a Portfolio Fund Manager may place brokerage orders with brokers (including affiliates of the Investment Manager) that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager in connection with a Portfolio Fund in which the Master Fund invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund. In accordance with provisions of the Investment Company Act, an affiliate of the Investment Manager may effect brokerage transactions for a Portfolio Fund.

ITEM 23. TAX STATUS.

ADDITIONAL TAXATION DISCUSSION

The following discussion of U.S. federal income tax consequences of investment in the Master Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Registration Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Master Fund. There may be other tax considerations applicable to particular Shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Master Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of the Master Fund

Qualification for and Treatment as a Regulated Investment Company.

The Master Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and Shareholders, the Master Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Master Fund’s taxable year, (i) at least 50% of the market value of the Master Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Master Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Master Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Master Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Master Fund’s ability to meet the diversification test in (b) above.

If the Master Fund qualifies as a RIC that is accorded special tax treatment, the Master Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Shareholders in the form of dividends (including capital gain dividends, as defined below).

The Master Fund currently intends to elect to be treated and to qualify and be eligible to be treated as a RIC.

The Master Fund will invest in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes, and Portfolio Funds themselves may invest in entities that are classified as PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A U.S. investor in a PFIC is subject to federal income tax on its PFIC-related income under one of three alternative tax treatments – “excess distribution” treatment, “qualified electing fund” treatment, or “mark-to-market” treatment, each of which is described below. The Master Fund expects to make mark-to-market elections with respect to most of its PFIC investments.

Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC. This tax cannot be eliminated by making distributions to Fund Shareholders. However, the Master Fund may elect to avoid the imposition of that tax. For example, the Master Fund may elect to treat a PFIC as “qualified electing fund” (i.e., make a “QEF election”), in which case the Master Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Master Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Master Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Master Fund. In such a case, the Master Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Master Fund as a dividend to its Shareholders.

By making the mark-to-market election, the Master Fund may be required to recognize income (which generally must be distributed to the Master Fund’s Shareholders) in excess of the distributions that it receives from the PFIC. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Master Fund will be successful in this regard, and the Master Fund may not be able to maintain its status as a RIC.

The Master Fund may also invest in Portfolio Funds treated as partnerships for U.S. federal income tax purposes. In such cases, the Master Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test. Income derived by the Master Fund from an investment in a partnership is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Master Fund. Although some Portfolio Fund strategies (e.g., long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be “good” income for RIC qualification purposes. Similarly, the Master Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Master Fund’s asset diversification. The Master Fund will closely monitor its investments in funds that are treated as partnerships in order to assure the Master Fund’s compliance with Subchapter M requirements. The Master Fund also will need to rely upon information reported to it by partnership Portfolio Funds for purposes of determining income required to be distributed by the Master Fund for RIC qualification purposes, for purposes of avoiding corporate income tax and for purposes of avoiding the nondeductible 4% excise tax, and such Portfolio Funds may not provide the necessary information within the time period needed by the Master Fund for such purposes.

If the Master Fund were to fail to meet the income, diversification or distribution test described above, the Master Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Master Fund were ineligible to or otherwise did not cure such failure for any year, or if the Master Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Master Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Shareholders and may be eligible to be treated as “qualified dividend income” in the case of Shareholders taxed as individuals, provided, in both cases, the Shareholder meets certain holding period and other requirements in respect of the Master Fund’s shares (as described below). In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Master Fund intends to distribute at least annually to its Shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income, including any net capital gain, retained by the Master Fund will be subject to tax at a Fund level at regular corporate rates. In the case of net capital gain, the Master Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Shareholders (or the Master Fund) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Master Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Master Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a Shareholder of the Master Fund (or the Master Fund) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. The Master Fund is not required to, and there can be no assurance the Master Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax

If the Master Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Master Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Master Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Master Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Master Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Master Fund must apply long-term capital loss carryforwards first against long–term capital gains, and short-term capital loss carry forwards first against short-term capital gains. such carryforwards first against gains of the same character. The Master Fund’s available capital loss carryforwards, if any, will be set forth in its annual Investor report for each fiscal year.

Because a RIC cannot “pass through” its losses to its investors, any capital losses the Master Fund recognizes for U.S. federal income tax purposes will remain at a Fund level until the Master Fund can use them to reduce future capital gains. Accordingly, the Master Fund generally does not expect to realize any net capital losses, except possibly in the case that it disposes of a certain portion of its investment in the Master Fund at a loss as part of a tender offer by the Master Fund.

Taxation of Shareholders

Distributions by the Master Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Master Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her shares. In general, the Master Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Master Fund as capital gain dividends (“capital gain dividends”) will be taxable to Shareholders as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Shareholders as ordinary income. Distributions of investment income reported by the Master Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the Shareholder and Fund level.

An investor should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual Shareholders.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Master Fund makes a distribution to a Shareholder in excess of the Master Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a Shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of its shares.

Distributions are taxable as described herein whether Shareholders receive them in cash or reinvest them in additional shares. A Shareholder whose distributions are reinvested in shares under the Automatic Dividend Reinvestment Plan generally will be treated as having received a dividend equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the Shareholder for the purchase of shares on its behalf in the open market, or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the Shareholder. If the Master Fund pays dividends pursuant to a Cash-or-Shares Election, a Shareholder will be treated as having received a dividend equal to the full amount of the distribution, including the portion payable in shares.

A dividend paid to Shareholders in January generally is deemed to have been paid by the Master Fund on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November or December of that preceding year.

Distributions on the Master Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Master Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Master Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Shareholder paid. Such distributions may reduce the fair market value of the Master Fund’s shares below the Shareholder’s cost basis in those shares. As described above, the Master Fund is required to distribute realized income and gains regardless of whether the Master Fund’s net asset value also reflects unrealized losses.

Qualified Dividend Income

In order for some portion of the dividends received by a Fund Shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Master Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Shareholder must meet holding period and other requirements with respect to the Master Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Master Fund or Investor level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Master Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a Shareholder taxed as an individual, provided the Shareholder meets the holding period and other requirements described above with respect to the Master Fund’s shares.

The Master Fund does not currently expect that it will earn significant qualified dividend income and, therefore, the Master Fund expects that its distributions to Shareholders generally will not qualify for lower tax rates applicable to qualified dividend income.

Dividends Received Deduction

In general, dividends of net investment income received by corporate Shareholders of the Master Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Master Fund from domestic corporations for the taxable year. A dividend received by the Master Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Master Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Master Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate Investor fails to satisfy the foregoing requirements with respect to its shares of the Master Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The Master Fund expects that its distributions to Shareholders that are corporations generally will not be eligible for the dividends received deduction.

Any distribution of income that is attributable to (i) income received by the Master Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Master Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Master Fund, will not constitute qualified dividend income to individual Shareholders and will not be eligible for the dividends-received deduction for corporate Shareholders.

Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Master Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Master Fund’s income (and required to be distributed by the Master Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Master Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Master Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Portfolio Fund or, if applicable, the Master Fund may elect to accrue market discount currently, in which case the Master Fund will be required to include the accrued market discount in the Master Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Master Fund’s income, will depend upon which of the permitted accrual methods the Master Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Master Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Master Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Master Fund’s income, will depend upon which of the permitted accrual methods the Master Fund elects.

If the Master Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Master Fund actually received. Such distributions may be made from the cash assets of the Master Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Master Fund to realize higher amounts of short-term capital gains (generally taxed to Shareholders at ordinary income tax rates) and, in the event the Master Fund realizes net capital gains from such transactions, its Shareholders may receive a larger capital gain dividend than if the Master Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Master Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Master Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Master Fund should recognize market discount on a debt obligation, when the Master Fund may cease to accrue interest, OID or market discount, when and to what extent the Master Fund may take deductions for bad debts or worthless securities and how the Master Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Master Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs

Any investment by the Master Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“U.S. REITs”) may result in the Master Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Master Fund distributes these amounts, these distributions could constitute a return of capital to Fund Shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require the Master Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Master Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Master Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

If the Master Fund invests directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”) special rules may apply. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Master Fund’s income (including income allocated to the Master Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Shareholders of the RIC in proportion to the dividends received by such Shareholders, with the same consequences as if the Shareholders held the related interest directly.

In general, excess inclusion income allocated to Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Investor, will not qualify for any reduction in U.S. federal withholding tax.

Although Portfolio Funds in which the Master Fund invests may invest in REMICs or TMPs, the Master Fund does not anticipate receiving significant income subject to the “excess inclusion” rule.

Foreign Currency Transactions

Any transaction by the Master Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Shareholders and increase the distributions taxed to Shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Master Fund to offset income or gains earned in subsequent taxable years.

Options and Futures

In general, option premiums received by the Master Fund are not immediately included in the income of the Master Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Master Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Master Fund is exercised and the Master Fund sells or delivers the underlying stock, the Master Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Master Fund minus (b) the Master Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Master Fund pursuant to the exercise of a put option written by it, the Master Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Master Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Master Fund is greater or less than the amount paid by the Master Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Master Fund expires unexercised, the Master Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Master Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Master Fund as well as listed non-equity options written or purchased by the Master Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Master Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions

In addition to the special rules described above in respect of futures and options transactions, the Master Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Master Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Master Fund, defer losses to the Master Fund, and cause adjustments in the holding periods of the Master Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Master Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Master Fund-level tax.

Commodity-Linked Derivatives

The Master Fund’s use of commodity-linked derivatives can bear on or be limited by the Master Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Master Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Master Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Master Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Master Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Master Fund level.

Book-Tax Differences

Certain of the Master Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Master Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Master Fund’s book income is less than its taxable income, the Master Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Master Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Master Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Backup Withholding

The Master Fund generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Master Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Master Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Master Fund if shares in the Master Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Code Section 514(b).

A tax-exempt Investor may also recognize UBTI if the Master Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Master Fund exceeds the Master Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Master Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Master Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt Shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Master Fund that recognizes “excess inclusion income,” then the Master Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such Shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the Investment Company Act, the Master Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Master Fund.

Although Portfolio Funds in which the Master Fund invests may invest in REMICs or TMPs, the Master Fund does not anticipate receiving significant income subject to the “excess inclusion” rule.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Master Fund.

Sale or Exchange of Shares

The sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a Shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Master Fund intends to make a tender offer for its Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Investor may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Shareholders and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Master Fund.

To the extent that the Master Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or otherwise repurchases Fund shares, the Master Fund will be required to make additional distributions to its Shareholders.

The Master Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 Shareholders at all times during a taxable year. The Master Fund does not expect to be considered a “publicly offered” RIC. Very generally, pursuant to Treasury Department regulations, expenses of nonpublicly offered RICs, except those specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These affected expenses (which include management fees) are treated as additional dividends to certain Shareholders (generally including individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those Shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a Shareholder recognizes a loss of $2 million or more for an individual Investor or $10 million or more for a corporate Investor, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than capital gain dividends paid (or deemed paid) by the Master Fund to a Shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign Shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign Shareholder directly, would not be subject to withholding. Distributions properly reported as capital gain dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of the Master Fund beginning before January 1, 2014, the Master Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign Investor, to the extent such distributions are properly reported as such by the Master Fund in a written notice to Shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Master Fund in a written notice to Shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends does not apply to distributions to a foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign Investor is the issuer or is a 10% Investor of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign Investor and the foreign Investor is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If the Master Fund invests in a RIC that paid such distributions to the Master Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Master Fund to foreign persons. The Master Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Master Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

In the case of shares held through an intermediary, the intermediary may withhold even if the Master Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Shareholders. Foreign Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Master Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign Investor of a trade or business within the United States, (ii) in the case of a foreign Investor that is an individual, the Shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign Investor’s sale of shares of the Master Fund or to the capital gain dividend the foreign Investor received (as described below).

Foreign Shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Master Fund.

Foreign Shareholders with respect to whom income from the Master Fund is effectively connected with a trade or business conducted by the foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Master Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Master Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Shareholder in the United States. More generally, foreign Shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Shareholders holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

USRPHC Rules

Special rules would apply if the Master Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Master Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Master Fund to a foreign Investor attributable to gains realized by the Master Fund on the disposition of USRPIs or to distributions received by the Master Fund from a lower-tier RIC or U.S. REIT that the Master Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign Investor’s current and past ownership of the Master Fund. On and after January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Master Fund (which treatment applies only if the Master Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Master Fund from a lower-tier U.S. REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Master Fund were a USRPHC or former USRPHC, a greater-than-5% foreign Investor generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

The Master Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued Regulations with respect to these rules. Pursuant to these Regulations, distributions made by the Master Fund to a Shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign Shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be withholdable payments subject to withholding. Payments to Shareholders will generally not be subject to withholding, so long as such Shareholders provide the Master Fund with such certifications, waivers or other documentation as the Master Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, a Shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Master Fund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable intergovernmental agreement, payments to a Shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such Investor (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Master Fund with appropriate certifications or other documentation concerning its status.

The Master Fund may disclose the information that it receives from its Shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Master Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Master Fund.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Master Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

ITEM 24. FINANCIAL STATEMENTS.

The Master Fund’s audited financial statements are provided on the following pages.

Steben Select Multi-Strategy Master Fund

Statement of Assets and Liabilities (in Organization)

July 15, 2013

(With Report of Independent Registered
Public Accounting Firm Thereon)

TABLE OF CONTENTS

Steben Select Multi-Strategy Master Fund
Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities (in Organization)	2
Notes to Financial Statements (in Organization)	3

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholder
Steben Select Multi-Strategy Master Fund:

We have audited the accompanying statement of assets and liabilities (in organization) of Steben Select Multi-Strategy Master Fund (the “Fund”) as of July 15, 2013. This statement of assets and liabilities (in organization) is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities (in organization) is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities (in organization). An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Steben Select Multi-Strategy Master Fund as of July 15, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

KPMG LLP

Columbus, Ohio

July 26, 2013

Steben Select Multi-Strategy Fund

Statement of Assets and Liabilities (in Organization)

July 15, 2013

Assets	$100,000
Cash	$100,000
Net Assets
Net Assets Consist of
Par value ($0.01 par value; unlimited shares authorized, 10,000 shares outstanding)	$100,000
Net Assets	$100,000
Net Asset Value per Share	$10.00

See accompanying notes to financial statements (in Organization).

Steben Select Multi-Strategy Master Fund

Notes to Statement of Assets and Liabilities (in Organization)

July 15, 2013

(1) ORGANIZATION

Steben Select Multi-Strategy Master Fund (the “Master Fund”) is a newly-formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Master Fund has authorized unlimited common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. Shares in the Master Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under the Securities Act of 1933 (“Securities Act”). Investments in the Master Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that include persons who are “accredited investors,” as defined in Regulation D under the Securities Act. As of July 15, 2013, the Master Fund had no operations other than those actions relating to organizational matters, including the issuance of 10,000 Shares for cash in the amount of $10 per share.

The Master Fund’s objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. The Master Fund seeks to achieve its investment objective, principally by allocating its assets, directly or indirectly, among investment partnerships, managed funds, securities, swaps and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as hedge funds.

The Board of Trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Steben & Company, Inc. (the “Adviser”), to manage the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES (continued)

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) FEDERAL INCOME TAXES

The Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in order to qualify as a regulated investment company (“RIC”). If so qualified, the Master Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

Steben Select Multi-Strategy Master Fund

Notes to Statement of Assets and Liabilities (in Organization)

July 15, 2013

(d) USE OF ESTIMATES

The preparation of the statement of assets and liabilities (in organization) in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates and such differences may be significant.

(e) ORGANIZATION AND OFFERING COSTS

Organizational expenses consist primarily of costs to establish the Master Fund and enable it to legally conduct business. Under an operating services agreement (the “Operating Services Agreement”), the Adviser shall pay all expenses incurred by the Master Fund in connection with the organization and offering of Shares of the Master Fund. These expenses may not be recouped by the Adviser.

(f) FUND EXPENSES

Pursuant to the Operating Services Agreement with the Master Fund, the Adviser has contractually agreed to pay all of the Master Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Adviser, including the Master Fund’s organizational and offering expenses but not the following Master Fund expenses: the Management Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, portfolio fund and portfolio fund manager fees and expenses, taxes and governmental fees, acquired fund fees and expenses, shareholder servicing fees, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business. As of July 15, 2013 the Master Fund has not yet commenced operations and has not incurred any operating expenses. The Operating Services Agreement may be terminated at any time by the Board or upon 60 days written notice by the Master Fund or the Adviser.

(3)	RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

Under the terms of the Investment Management Agreement between the Adviser and the Master Fund and upon commencement of operations, the Adviser is entitled to receive a management fee at an annualized rate, based on the month-end net assets (excluding any liabilities related to borrowings) of the Master Fund of 1.25%, accrued and will be payable monthly.

(b) OPERATING SERVICES FEE

Upon commencement of operations, the Master Fund will pay to the Adviser, as compensation for the services provided by the Adviser and its agents under the Operating Services Agreement, an annualized fee of 0.15%, which shall be paid monthly, based on the month-end net assets of the Master Fund.

(4)	SUBSEQUENT EVENTS

The Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the statement of assets and liabilities (in organization) was issued. Based on this evaluation, no adjustments were required to the statement of assets and liabilities (in organization) as of July 15, 2013.

STEBEN & COMPANY, INC.

PROXY VOTING POLICIES

Steben & Company (SCI or the Firm), serves as general partner or investment advisor for commodity funds and registered and unregistered investment companies (each a Fund and, together, the Funds), and as such is responsible for many aspects of the Fund’s operations, including the management and investment of its cash assets.

In the absence of a delegation of investment and management authority to another party, which delegation includes the obligation to vote proxies appurtenant to securities and other instruments acquired by said third party for the benefit of the Funds, SCI shall vote shares of stock and other instruments carrying voting rights for the holders thereof in accordance with these Proxy Voting Policies.

1. Duties with Respect to Proxies:

SCI has an obligation to vote all proxies appurtenant to shares of stock and other instruments owned by the Funds in the best interests of the Fund(s) and its owners. In voting these proxies, SCI may not be motivated by, or subordinate the Fund’s interests to, its own objectives or those of persons or parties unrelated to the Fund. SCI will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. SCI shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

2. Voting Proxies:

Since SCI invests the Fund’s assets primarily in instruments that do not carry voting rights for the holders thereof, SCI does not anticipate there being any company meetings at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of the Funds. However, where Fund holdings include voting securities and a meeting of holders of such securities is convened, SCI will take the following steps to carry out its duties as to the Fund(s) and its assets:

A.	SCI will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

B.	SCI will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, RiskMetrics or another similar organization.

C.	SCI has the right and the ability to depart from a recommendation made by RiskMetrics or another organization as to a particular vote, slate of candidates or otherwise, and can to vote all or a portion of the shares owned for client accounts in accordance with its preferences.

3. Conflicts of Interest:

SCI is not affiliated with any company whose stock is publicly traded. While SCI believes that such circumstances generally will not present conflict of interest dangers for the Firm or its clients, in order to avoid even the appearance of a conflict of interest, SCI will, by surveying the firm’s employees or otherwise, determine whether SCI has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision on a given vote. SCI will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

4. Obtaining Proxy Voting Information:

To obtain information on how SCI voted proxies, please contact the Firm’s Compliance Department.

Adopted as of this 1st day of May, 2010 (amended as of July 2013)

PART C:
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Included in Part A: None

Included in Part B: To be filed by amendment

(2)	Exhibits

	(a)(1)	Certificate of Trust of Steben Select Multi Strategy Master Fund (the “Registrant”), filed herewith.

	(a)(2)	Declaration of Trust of the Registrant, filed herewith.

	(b)	Bylaws of the Registrant, filed herewith.

	(c)	Not applicable

	(d)	Refer to Exhibit (a)(2)

	(e)	Dividend Reinvestment Plan, filed herewith.

	(f)	Not applicable

	(g)	Form of Investment Management Agreement between the Registrant and Steben & Company, Inc. (“SCI”), filed herewith.

	(h)	Not applicable

	(i)	Not applicable

	(j)	Form of Custodian Agreement, filed herewith.

	(k)(1)	Form of Administration Agreement, filed herewith.

	(k)(2)	Form of Operating Services Agreement between Registrant and SCI, filed herewith.

	(k)(3)	Form of Fund Accounting Servicing Agreement between Registrant, Steben Select Multi-Strategy Fund and U.S. Bancorp Fund Services, LLC, filed herewith.

	(l)	Not applicable

	(m)	Not applicable

	(n)	Consent of KPMG LLP

	(o)	Not applicable

	(p)	Investment Letter

	(q)	Not applicable

	(r)(1)	Form of Rule 17j-1 Code of Ethics of the Registrant, filed herewith.

	(r)(2)	Form of Rule 17j-1 Code of Ethics of SCI, , filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

Not Applicable

Item 28. Persons Controlled by or Under Common Control With Registrant

Steben Select Multi-Strategy Fund

Item 29. Number of Holders of Securities

Record holders of Shares of Beneficial Interest:    1

Item 30. Indemnification

Section 8.2 and 8.3 of the Registrant’s Declaration of Trust states as follows:

Section 8.2 — Indemnification.

(a) To the fullest extent permitted by law, the Trust will, subject to Section 8.2(c) of this Trust Instrument, indemnify each investment adviser (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, an investment adviser or partner of the investment adviser, and their executors, heirs, assigns, successors or other legal representatives) and each Trustee (and his executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been an investment adviser or Trustee of the Trust, or the past or present performance of services to the Trust by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 8.2 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 8.2.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Trust in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Trust amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 8.2(a) of this Trust Instrument, so long as (1) the indemnitee provides security for the undertaking, (2) the Trust is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Trustees (excluding any Trustee who is either seeking advancement of expenses under this Trust Instrument or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Trust Instrument) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification will be provided in accordance with Section 8.2(a) of this Trust Instrument if (1) approved as in the best interests of the Trust by a majority of the Independent Trustees (excluding any Trustee who is either seeking indemnification under this Trust Instrument or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Trust Instrument) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Trust and that the indemnitee is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (2) the Trustees secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Trust or its Shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(d) Any indemnification or advancement of expenses made in accordance with this Section 8.2 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 8.2, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 8.2. In any suit in the name of the Trust to recover any indemnification or advancement of expenses made in accordance with this Section 8.2, the Trust will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 8.2, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 8.2 will be on the Trust (or any Shareholder acting derivatively or otherwise on behalf of the Trust or its Shareholders).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 8.2 or to which he, she or it may otherwise be entitled except out of the assets of the Trust, and no Shareholders will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided in this Section 8.2 will not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 8.2 will affect the power of the Trust to purchase and maintain liability insurance on behalf of any Trustee, the investment adviser or other person.

Section 8.3 — Shareholders.

No Shareholder of the Trust or of any Series or Class shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 3 of the Registrant’s Bylaws state as follows:

Section 3. Advance Payment of Indemnifiable Expenses.

Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 14 of the Registrant’s Investment Management Agreement states as follows:

14.           Indemnification.

(a)        The Fund will indemnify the Advisor and any Advisor Affiliate, and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. A Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred with respect to the Fund in connection with defense of any action or proceeding arising out of such performance or non-performance. The Advisor agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from a Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b)        Notwithstanding any of the foregoing, the provisions of this paragraph 14 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this paragraph shall survive the termination or cancellation of this Agreement.

Item 31. Business and Other Connections of Investment Adviser

SCI is the investment adviser to the Registrant, and its business is incorporated by reference in Part A and Part B of this Registration Statement. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of SCI during the last two fiscal years is incorporated by reference to Form ADV filed by the Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-64686).

Item 32. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Investment Manager and other services providers.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, Steben Select Multi-Strategy Master Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaithersburg and State of Maryland, on the 26th day of July, 2013.

STEBEN SELECT MULTI-STRATEGY MASTER FUND

By:	/s/ Kenneth E. Steben
Name:	Kenneth E. Steben
Title:	Chief Executive Officer

INDEX TO EXHIBITS

(a)(1)	Certificate of Trust of the Registrant.
(a)(2)	Declaration of Trust of the Registrant.
(b)	Bylaws of the Registrant, effective as of June 24, 2013.
(e)	Dividend Reinvestment Plan.
(g)	Form of Investment Management Agreement between the Registrant and Steben & Company, Inc.
(j)	Form of Custodian Agreement.
(k)(1)	Form of Administration Agreement.
(k)(2)	Form of Operating Services Agreement between Registrant and Steben & Company, Inc.
(k)(3)	Form of Fund Accounting Servicing Agreement between Registrant, Steben Select Multi-Strategy Fund and U.S. Bancorp Fund Services, LLC.
(n)	Consent of KPMG LLP
(p)	Investment Letter
(r)(1)	Form of 17j-1 Code of Ethics of Registrant
(r)(2)	Form of 17j-1 Code of Ethics of SCI

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